          As filed with the Securities and Exchange Commission on April 28, 2006
                                                 File Nos. 33-95472 and 811-9082
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933 [X]

                       POST-EFFECTIVE AMENDMENT NO. 15 [X]

                                       AND

                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 [X]

                              AMENDMENT NO. 16 [X]

                                  M FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                                M Financial Plaza
                         1125 NW Couch Street, Suite 900
                             Portland, Oregon 97209
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (503) 232-6960

                     (Name and Address of Agent for Service)

                                   Copies to:
   Gerald J. Graves, President                Frederick R. Bellamy, Esquire
   M Fund, Inc.                               Sutherland, Asbill & Brennan LLP
   M Financial Plaza                          1275 Pennsylvania Avenue, N.W.
   1125 NW Couch Street, Suite 900            Washington, D.C. 20004-2404
   Portland, Oregon 97209

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on April 30, 2006 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (Date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (Date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                  M FUND, INC.

                                   PROSPECTUS

                                 APRIL 30, 2006

                        BRANDES INTERNATIONAL EQUITY FUND

                             TURNER CORE GROWTH FUND

                       FRONTIER CAPITAL APPRECIATION FUND

                         BUSINESS OPPORTUNITY VALUE FUND

     As with all mutual funds, the Securities and Exchange Commission has not approved any of M Fund's shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS


Information About the Funds                                                    3

Brandes International Equity Fund                                              4

Turner Core Growth Fund                                                        7

Frontier Capital Appreciation Fund                                            10

Business Opportunity Value Fund                                               13

Investment Strategies and Risks                                               16

Management of the Funds                                                       21

Investing with M Fund                                                         23

Distributions and Taxes                                                       25

Performance Information                                                       26

Financial Highlights                                                          29

For More Information                                                  Back Cover

                           INFORMATION ABOUT THE FUNDS

M FUND

     M Fund, Inc. (Company) is a mutual fund group that currently offers shares in four funds (Funds):

     -  Brandes International Equity Fund

     -  Turner Core Growth Fund

     -  Frontier Capital Appreciation Fund

     -  Business Opportunity Value Fund

     Each Fund is a separate and distinct investment portfolio. These Funds are available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies. Shares of the Funds also are sold directly to qualified pension and retirement plans. Those insurance companies and retirement plans may offer other portfolios in addition to offering the Funds.

     This Prospectus should be read along with the prospectus for the applicable insurance or annuity policies.

                        BRANDES INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT GOAL

     Q.   What is the Brandes International Equity Fund's investment goal?

     A.   The Fund seeks long-term capital appreciation.

     As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

ITS PRINCIPAL INVESTMENT STRATEGIES

     Q. What is the Brandes International Equity Fund's principal investment strategy?

     A. The Fund invests mainly in equity securities of foreign issuers, including common stocks, preferred stocks and securities that are convertible into common stocks. The Fund focuses on stocks with capitalizations of $1 billion or more. The Fund also may invest in emerging market securities.

     The Fund's Sub-Adviser, Brandes Investment Partners, L.P., uses the Graham and Dodd "Value Investing" approach. Following this philosophy, the Sub-Adviser views stocks as parts of businesses that are for sale. The Sub-Adviser seeks to purchase a diversified group of these businesses at prices that the Sub-Adviser believes are below their true long-term value.

THE KEY RISKS

     The Brandes International Equity Fund's share price will go up and down which means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments:

     -  If the stock market as a whole goes down.

     - Because investments in foreign securities may have more frequent and larger price changes than U.S. securities.

     - Because investments in foreign securities may lose value due to changes in currency exchange rates and other factors.

     - Because emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S.

     - Because economic or political changes may cause larger price changes in emerging market securities than other foreign securities.

     - Because the Fund may be more susceptible to economic, political or regulatory changes in any single country or industry than more highly diversified funds.

     - If the stocks in the Fund's portfolio do not grow over the long term as rapidly as expected.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

     You can find more information about securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies and Risks later in this Prospectus.

THE FUND'S PERFORMANCE

     The following information may give some indication of the risks of investing in the Brandes International Equity Fund. It shows changes in the performance of the Fund's shares from year to year since the Fund started.

     The Fund's past performance does not necessarily indicate how it will perform in the future.

[CHART]

                 BRANDES INTERNATIONAL EQUITY FUND* PERFORMANCE

          PERCENTAGE
1997        2.26%
1998*      15.37%
1999       47.86%
2000        4.88%
2001      -12.77%
2002      -15.30%
2003       47.43%
2004       24.00%
2005       10.55%


                                                      CALENDAR YEAR
                ---------------------------------------------------------------------------------------
                1997      1998*     1999     2000      2001        2002       2003      2004       2005
                ----     ------    -----     ----     ------      ------      -----     -----     -----
Total Return    2.26%    15.37%    47.86%    4.88%    (12.77)%    (15.30)%    47.43%    24.00%    10.55%



* On June 30, 1998, the Fund replaced its previous Sub-Adviser, Edinburgh Fund Managers PLC, with Brandes Investment Partners, L.P.

     During the period shown in the bar chart, the highest quarterly return was 26.60% (for the quarter ended 6/30/03) and the lowest quarterly return was (21.57)% (for the quarter ended 9/30/02).


     The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods.

     The performance information shown here reflects M Financial Investment Advisers, Inc.'s (Adviser) agreement to cap total annual Fund operating expenses during the period shown. If this expense cap had not been in effect, the Fund's performance results would have been less favorable.

     The table below shows the Fund's average annual total returns for the periods indicated, and how those returns compare to those of the Morgan Stanley Capital International - Europe, Australasia, Far East Index (MSCI EAFE Index). The MSCI EAFE Index is an unmanaged arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It includes the effect of reinvested dividends, net of foreign taxes withheld, and is measured in U.S. dollars. The index is calculated on a total return basis.

FOR THE PERIODS ENDED DECEMBER 31, 2005



                                                                                               SINCE
                                                                                             INCEPTION
                                                          ONE YEAR         FIVE YEARS         (1/4/96)
                                                          --------         ----------        ---------
Brandes International Equity Fund                          10.55%             8.35%            10.51%
MSCI EAFE Index(1)                                         13.54%             4.55%             5.82%


(1) Reflects no deduction for fees, expenses or taxes.

FUND FEES AND EXPENSES:

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):

     There are no fees or sales loads charged to your account when you buy or sell Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


                Management Fee                            0.69%
                Distribution (12b-1) Fee                  None
                Other Expenses*                           0.23%
                TOTAL ANNUAL FUND OPERATING EXPENSES      0.92%



* For the period from May 1, 2006 to April 30, 2007, the Adviser has contractually agreed to reimburse the Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund's annualized average daily net assets. Fees and expenses shown are for the year ended December 31, 2005. Future fees and expenses may be different.


     The fee table above does not include the fees and charges associated with variable annuity or variable insurance products, which are disclosed separately in the prospectuses for those products. Fees and expenses for those products will typically include a sales load and/or a surrender charge as well as other charges for the insurance benefits. The fee table above also does not include any fees and charges incurred with respect to qualified retirement plans.

EXAMPLE


     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund's operating expenses remain the same. These expense examples do not reflect the fees and charges imposed by the applicable insurance company or retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 YEAR       3 YEARS        5 YEARS        10 YEARS
                        $  94        $  293         $  509         $  1,131

                             TURNER CORE GROWTH FUND

THE FUND'S INVESTMENT GOAL

     Q.   What is the Turner Core Growth Fund's investment goal?

     A.   The Fund seeks long-term capital appreciation.

     As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

ITS PRINCIPAL INVESTMENT STRATEGIES

     Q.   What is the Turner Core Growth Fund's principal investment strategy?

     A. The Fund invests mainly in common stocks of U.S. companies that the Sub-Adviser believes have strong earnings growth potential.

     The Fund's Sub-Adviser, Turner Investment Partners, Inc., uses a bottom-up approach to investing. A bottom-up approach involves selecting stocks based on the perceived strength of individual companies rather than focusing first on industry groups and then selecting stocks within those groups. The Sub-Adviser's style is based on the philosophy that earnings expectations drive stock prices. The Sub-Adviser uses a process that involves a combination of quantitative, fundamental, and technical analyses:

     - Quantitative: A key quantitative tool employed is a proprietary computer model, used to assess a universe of about 5,000 companies according to a diverse range of earnings-growth and valuation factors. Those companies ranked highly in the model qualify for further consideration. Once purchased, holdings that deteriorate in the rankings become candidates for sale.

     - Fundamental: Traditional research is performed to determine if the companies under consideration will exceed, meet, or fall short of Wall Street analysts' consensus earnings expectations. This process typically involves discussions with company management, industry experts and competitors in an effort to anticipate changes in the outlook for corporate earnings.

     - Technical: Technical analysis involves the study of charts detailing a company's trading and price history and may serve as additional confirmation of Turner's research and to help to identify attractive points for purchase or sale of a security.

THE KEY RISKS

     The Turner Core Growth Fund's share price will fluctuate, which means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments:

     -  If the stock market as a whole goes down.

     - If the market continually values the stocks in the Fund's portfolio lower than the Sub-Adviser believes they should be valued.

     - If the earnings of the growth-oriented companies in which the Fund invests do not grow as rapidly as expected.

     - Due to the Fund's active trading approach, which will increase the costs the Fund's portfolio incurs.

     - Because growth investing emphasizes stock price appreciation over current income from dividends. It is not expected that the Fund will own a substantial amount of securities that pay dividends. Investors in the Fund should not expect dividend income to offset any decline in the prices of portfolio securities.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

     You can find more information about securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies and Risks later in this Prospectus.

THE FUND'S PERFORMANCE

     The following information may give some indication of the risks of investing in the Turner Core Growth Fund. It shows changes in the performance of the Fund's shares from year to year since the Fund started.

     The Fund's past performance does not necessarily indicate how it will perform in the future.

[CHART]

                       TURNER CORE GROWTH FUND PERFORMANCE

            PERCENTAGE
1997          28.32%
1998          34.56%
1999          40.11%
2000         -11.15%
2001         -23.60%
2002         -26.52%
2003          34.58%
2004          11.19%
2005          13.92%


                                                      CALENDAR YEAR
                ---------------------------------------------------------------------------------------
                1997      1998      1999      2000     2001        2002       2003      2004      2005
                ----     ------    -----     ------   ------      ------      -----     -----     -----
Total Return    28.32%   34.56%    40.11%    (11.15)% (23.60)%    (26.52)%    34.58%    11.19%    13.92%



     During the period shown in the bar chart, the highest quarterly return was 28.11% (for the quarter ended 12/31/99) and the lowest quarterly return was (20.24)% (for the quarter ended 9/30/01).


     The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods.

     The performance information shown here reflects the Adviser's agreement to cap total annual Fund operating expenses during the period shown. If this expense cap had not been in effect, the Fund's performance results would have been less favorable.

     The table below shows the Fund's average annual total returns for the periods indicated, and how those returns compare to those of the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the large-capitalization growth sector of the U.S. equity market. It is a capitalization-weighted subset of the Russell 1000 Index, consisting of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth. The Russell 1000 Growth Index represents approximately 40% of the market capitalization of listed U.S. equities.

FOR THE PERIODS ENDED DECEMBER 31, 2005



                                                                                               SINCE
                                                                                             INCEPTION
                                                         ONE YEAR          FIVE YEARS         (1/4/96)
                                                         --------          ----------        ---------
Turner Core Growth Fund                                    13.92%            (0.88)%            9.46%
Russell 1000 Growth Index(1)                                5.27%            (3.58)%            6.73%


(1) Reflects no deduction for fees, expenses or taxes.

FUND FEES AND EXPENSES:

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):

     There are no fees or sales loads charged to your account when you buy or sell Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


                     Management Fee                             0.45%
                     Distribution (12b-1) Fee                   None
                     Other Expenses*                            0.23%
                     TOTAL ANNUAL FUND OPERATING EXPENSES       0.68%



* For the period from May 1, 2006 to April 30, 2007, the Adviser has contractually agreed to reimburse the Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund's annualized average daily net assets. Fees and expenses shown are for the year ended December 31, 2005. Future fees and expenses may be different.


     The fee table above does not include the fees and charges associated with variable annuity or variable insurance products, which are disclosed separately in the prospectuses for those products. Fees and expenses for those products will typically include a sales load and/or a surrender charge as well as other charges for the insurance benefits. The fee table above also does not include any fees and charges incurred with respect to qualified retirement plans.

EXAMPLE


     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund's operating expenses remain the same. These expense examples do not reflect the fees and charges imposed by the applicable insurance company or retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                  1 YEAR     3 YEARS      5 YEARS      10 YEARS
                  $  69      $  218       $  379        $  847

                       FRONTIER CAPITAL APPRECIATION FUND

THE FUND'S INVESTMENT GOAL

     Q.   What is the Frontier Capital Appreciation Fund's investment goal?

     A.   The Fund seeks maximum capital appreciation.

     As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

ITS PRINCIPAL INVESTMENT STRATEGIES

     Q. What is the Frontier Capital Appreciation Fund's principal investment strategy?

     A. The Fund invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500 Stock Index.


     The Fund's Sub-Adviser, Frontier Capital Management Company, LLC, seeks to invest in companies with unrecognized earnings potential. Earnings per share, growth and price appreciation are important factors. Wall Street analysts do not usually widely follow small to mid-sized companies like those in which the Fund invests, and institutional investors usually do not own a large percentage of them. The cornerstone of Frontier's investment process is internally generated fundamental research.

     Stocks are sold if earnings growth potential is realized, when the fundamental reasons for purchase are no longer valid, or when a more attractive situation is identified.

THE KEY RISKS

     The Frontier Capital Appreciation Fund's share price will fluctuate which means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments:

     -  If the stock market as a whole goes down.

     - If earnings growth estimates of companies the Fund invests in are not achieved.

     - Because securities of smaller-cap companies may be more thinly traded and may have more frequent and larger price changes than securities of larger cap companies.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.


     You can find more information about securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies and Risks later in this Prospectus.

THE FUND'S PERFORMANCE

     The following information may provide some indication of the risks of investing in the Frontier Capital Appreciation Fund. It shows changes in the performance of the Fund's shares from year to year since the Fund started.

     The Fund's past performance does not necessarily indicate how it will perform in the future.

[CHART]

                 FRONTIER CAPITAL APPRECIATION FUND PERFORMANCE

            PERCENTAGE
1997          22.13%
1998           1.68%
1999          44.17%
2000           7.66%
2001          -1.00%
2002         -25.28%
2003          55.89%
2004           9.33%
2005          15.13%


                                                      CALENDAR YEAR
                ---------------------------------------------------------------------------------------
                1997      1998      1999      2000     2001        2002       2003      2004      2005
                ----     ------    -----     ------   ------      ------      -----     -----     -----
Total Return    22.13%   1.68%     44.17%    7.66%    (1.00)%    (25.28)%     55.89%    9.33%     15.13%



     During the period shown in the bar chart, the highest quarterly return was 26.17% (for the quarter ended 12/31/98) and the lowest quarterly return was (23.79)% (for the quarter ended 9/30/01).

     The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods.


     The performance information shown here reflects the Adviser's agreement to cap total annual Fund operating expenses during the period shown. If this expense cap had not been in effect, the Fund's performance results would have been less favorable.


     The table below shows the Fund's average annual total returns for the periods indicated, and how those returns compare to those of the Russell 2500 Stock Index. The Russell 2500 Stock Index is an unmanaged capitalization-weighted stock index representing the smallest 2500 stocks, by total market capitalization, in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalization.

FOR THE PERIODS ENDED DECEMBER 31, 2005



                                                                                               SINCE
                                                                                             INCEPTION
                                                          ONE YEAR         FIVE YEARS         (1/4/96)
                                                          --------         ----------        ---------
Frontier Capital Appreciation Fund                         15.13%             7.74%            13.82%
Russell 2500 Stock Index(1)                                 8.09%             9.14%            11.53%


(1) Reflects no deduction for fees, expenses or taxes.

FUND FEES AND EXPENSES:

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):

     There are no fees or sales loads charged to your account when you buy or sell Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


                Management Fee                              0.90%
                Distribution (12b-1) Fee                    None
                Other Expenses*                             0.21%
                TOTAL ANNUAL FUND OPERATING EXPENSES        1.11%



* For the period from May 1, 2006 to April 30, 2007, the Adviser has contractually agreed to reimburse the Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund's annualized average daily net assets. Fees and expenses shown are for the year ended December 31, 2005. Future fees and expenses may be different.


     The fee table above does not include the fees and charges associated with variable annuity or variable insurance products, which are disclosed separately in the prospectuses for those products. Fees and expenses for those products will typically include a sales load and/or a surrender charge as well as other charges for the insurance benefits. The fee table above also does not include any fees and charges incurred with respect to qualified retirement plans.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund's operating expenses remain the same. These expense examples do not reflect the fees and charges imposed by the applicable insurance company or retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  $  113     $  353      $  612      $  1,352

                         BUSINESS OPPORTUNITY VALUE FUND

THE FUND'S INVESTMENT GOAL

     Q.   What is the Business Opportunity Value Fund's investment goal?

     A.   The Fund seeks long-term capital appreciation.

     As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

ITS PRINCIPAL INVESTMENT STRATEGIES


     Q. What is the Business Opportunity Value Fund's principal investment strategy?


     A. The Fund invests primarily in equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.


     The Fund's Sub-Adviser, Iridian Asset Management LLC, uses a value investing approach. The Sub-Adviser focuses on company valuation and seeks to identify catalysts for corporate change. These catalysts may include management changes, significant stock repurchases and/or dividend policy, acquisition/consolidation, divestiture/spin-off, strategy to enhance shareholder value, unrecognized or non-performing asset and changes in industry conditions. Once a catalyst for change is identified, the Sub-Adviser purchases the stock of the company (or companies) it believes to be undervalued that may benefit from the change.


THE KEY RISKS

     The Business Opportunity Value Fund's share price will go up and down, which means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments:

     -  If the stock market as a whole goes down.

     - If the stocks the Fund invests in remain inexpensive and do not realize their expected full value.

     - If the Sub-Adviser does not correctly identify company valuations and/or catalysts.

     - If the catalysts identified by the Sub-Adviser do not produce the expected changes.

     - If the companies the Fund invests in do not benefit from the expected changes as anticipated by the Sub-Adviser.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

     You can find more information about securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies and Risks later in this Prospectus.

THE FUND'S PERFORMANCE

     The following information may provide some indication of the risks of investing in the Business Opportunity Value Fund. It shows changes in the performance of the Fund's shares from year to year since the Fund started.

     The Fund's past performance does not necessarily indicate how it will perform in the future.

                         BUSINESS OPPORTUNITY VALUE FUND

[CHART]

            PERCENTAGE
2003          29.65%
2004          22.60%
2005           7.81%


                        CALENDAR YEAR
               ------------------------------
                2003         2004        2005
                ----         ----        ----
Total Return   29.65%       22.60%       7.81%



     During the period shown in the bar chart, the highest quarterly return was 15.25% (for the quarter ended 6/30/03) and the lowest quarterly return was (5.36)% (for the quarter ended 3/31/03).

     The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods.


     The performance information shown here reflects the Adviser's agreement to cap total annual Fund operating expenses during the period shown. If the expense cap had not been in effect, the Fund's performance results would have been less favorable.


     The table below shows the Fund's average annual total returns for the periods indicated, and how those returns compare to those of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

FOR THE PERIODS ENDED DECEMBER 31, 2005



                                                              SINCE
                                                            INCEPTION
                                               ONE YEAR      (2/1/02)
                                               --------     ---------
Business Opportunity Value Fund                 7.81%          7.97%
Russell 1000 Value Index(1)                     7.06%          8.58%


(1) Reflects no deduction for fees, expenses or taxes.

FUND FEES AND EXPENSES:

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):

     There are no fees or sales loads charged to your account when you buy or sell Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):


                Management Fee                               0.65%
                Distribution (12b-1) Fee                     None
                Other Expenses*                              0.36%
                Total Annual Fund Operating Expenses         1.01%
                Expense Reimbursement*                       0.11%
                NET EXPENSES                                 0.90%



* For the period from May 1, 2006 to April 30, 2007, the Adviser has contractually agreed to reimburse the Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund's annualized average daily net assets. Fees and expenses shown are for the year ended December 31, 2005. Future fees and expenses may be different.


     The fee table above does not include the fees and charges associated with variable annuity or variable insurance products, which are disclosed separately in the prospectuses for those products. Fees and expenses for those products will typically include a sales load and/or a surrender charge as well as other charges for the insurance benefits. The fee table above also does not include any fees and charges incurred with respect to qualified retirement plans.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year, that the Fund's operating expenses remain the same and that the expense reimbursement reflected in the fee table above is in effect for the one year time period. These expense examples do not reflect the expense reimbursement or the fees and charges imposed by the applicable insurance company or retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                1 YEAR    3 YEARS    5 YEARS    10 YEARS
                $  92     $  311     $  547     $  1,226

                         INVESTMENT STRATEGIES AND RISKS

CAN A FUND DEPART FROM ITS NORMAL STRATEGIES?

     Each Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When a Fund takes a temporary position, it will invest all or a substantial portion of its assets in U.S. Government securities, money market funds or securities, or other debt instruments. During these times, a Fund may not achieve its investment goals.

DO THE FUNDS ENGAGE IN ACTIVE TRADING OF SECURITIES?

     The Turner Core Growth Fund and the Business Opportunity Value Fund may engage in active and frequent trading to achieve their investment goals. This high rate of portfolio turnover may increase transaction costs, which would lower the Fund's performance.

CAN A FUND CHANGE ITS INVESTMENT GOAL?


     A Fund's investment goal may be changed by a vote of the board of directors of the Company without shareholder approval. You would be notified at least 30 days before any change took effect.


CONFLICTS OF INTEREST

     Certain conflicts of interest may exist between the interests of the variable annuity contract owners, variable life insurance policy owners and plan participants. The Company currently does not believe that ownership by each such type of entity will cause any disadvantage to owners of any of such entities. However, the Board of Directors of the Company monitors the Funds to identify any conflicts of interest which may cause such a disadvantage and which cannot be reconciled. If such situations arise, the Board of Directors will decide at that time what action should be taken in response to the conflicts.

ADDITIONAL INFORMATION ABOUT THE FUNDS

BRANDES INTERNATIONAL EQUITY FUND

     The Brandes International Equity Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. These countries may include, but are not limited to the nations of Western Europe, North and South America, Australia, Africa and Asia. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days notice.

     Securities will generally be purchased in the form of common stock, American Depository Receipts (ADRs), European Depository Receipts (EDRs) or Global Depository Receipts (GDRs).

     The Fund may invest in any single country or industry up to, at the time of purchase, the greater of:

     -  20% of its total assets, or

     - 150% of the weighting of such country or industry as represented in the MSCI EAFE Index

     The Fund also may invest up to, at the time of purchase:

     -  20% of its total assets in emerging market securities

     The Fund also may:

     -  invest in recently organized companies

     - participate in forward foreign currency exchange contracts for purposes of settling trades

     -  lend portfolio securities

     In seeking out foreign securities for purchase, the Sub-Adviser does not attempt to match the security allocations of foreign stock market indices. Therefore, the Fund's country weightings may differ significantly from country weightings found in published foreign stock indices. For example, the Sub-Adviser may choose not to invest the Fund's assets in a country whose stock market, at any given time, may comprise a large portion of a published foreign stock market index. At the same time, the Sub-Adviser may invest significant amounts of the Fund's assets in countries whose representation in such an index may be small or non-existent. The Sub-Adviser selects stocks for the Fund based on their individual merits and not necessarily on their geographic locations.

TURNER CORE GROWTH FUND


     Generally, the Turner Core Growth Fund will be fully invested and will typically consist of 80 to 120 securities. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for securities that comprise more than 3% of the S&P 500 Index. For those securities, the Fund may hold up to two times the index weighting.

     The Fund may invest:

     - up to 15% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depository Receipts (ADRs)

     -  in companies with market capitalizations of $500 million or less

     -  in recently organized companies

     The Fund also may:


     - keep a portion of assets in cash or cash equivalents pending investment or for liquidity purposes

     -  lend its securities

FRONTIER CAPITAL APPRECIATION FUND

     The Frontier Capital Appreciation Fund's portfolio is not restricted to any one segment of the market; however, generally a majority of its portfolio will consist of stocks of small- to medium-capitalization companies. The Fund's portfolio will typically consist of 100 to 175 stocks.

     The Fund may invest:

     - up to 15% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depository Receipts (ADRs)

     -  in companies with market capitalizations of $500 million or less

     -  in recently organized companies

     The Fund may also:

     - keep a portion of assets in cash or cash equivalents pending investment or for liquidity purposes

     -  lend its securities

BUSINESS OPPORTUNITY VALUE FUND

     The Fund typically consists of 45 to 55 equity securities of issuers with capitalizations of $5 billion or more.

     The Fund also may:


     - invest up to 15% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depository Receipts (ADRs)


     - keep a portion of assets in cash or cash equivalents pending investment or liquidity needs

     -  lend its securities

     -  purchase warrants

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

     EQUITY SECURITIES. Equity securities include:

     -  common stocks

     -  preferred stocks

     -  securities convertible into common stocks

     -  equity and index linked notes

     AMERICAN DEPOSITORY RECEIPTS (ADRs), EUROPEAN DEPOSITORY RECEIPTS (EDRs), AND GLOBAL DEPOSITORY RECEIPTS (GDRs). ADRs, EDRs and GDRs are securities that represent an ownership interest in a foreign security. ADRs are generally issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. ADRs, EDRs and GDRs may be sponsored (issued with the cooperation of the issuer whose stock underlies the receipt) by the issuer or be unsponsored (issued without the involvement of the issuer whose stock underlies the receipt). The issuers of unsponsored ADRs, EDRs and GDRs are not required to disclose certain material information to the holders of such securities.

     FOREIGN COMPANIES. A foreign company is organized under the laws of a foreign country and:

     -  Has the principal trading market for its stock in a foreign country; or

     - Derives at least 50% of its revenues or profits from operations in foreign countries or has at least 50% of its assets located in foreign countries.

     EMERGING MARKET SECURITIES. Emerging market securities are issued by a company that:

     - Is organized under the laws of an emerging market country (any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Holland, Hong Kong, Italy, Japan, Luxembourg, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States);

     - Has its principal trading market for its stock in an emerging market country; or

     - Derives at least 50% of its revenues or profits from operations within emerging market countries or has at least 50% of its assets located in emerging market countries.

GENERAL RISKS OF INVESTING IN THE FUNDS

     MARKET RISK. A Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.


     INTEREST RATE RISK. To the extent that a Fund invests in debt securities, the Fund is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. In part to compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

     CREDIT RISK. To the extent that a Fund invests in debt securities, the Fund is subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities (rated BBB by Standard & Poor's Rating Service or Baa by Moody's Investor Service, Inc.) have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.


     FOREIGN INVESTING. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, possibility of expropriation or nationalization, confiscatory taxation, less stringent accounting, reporting and disclosure requirements, and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

     EMERGING MARKETS RISK. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.


     POLITICAL RISK. Political risk includes the risk of war, terrorism or related events. Political risk also includes the risk of nationalization or expropriation of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers.


     CURRENCY EXCHANGE RISK. Investments that are denominated in currencies other than the U.S. dollar are subject to currency exchange risk. Because the value of the U.S. dollar against other currencies will vary, a decline in the exchange rate would reduce the value of certain portfolio investments. Forward foreign currency exchange contracts, which involve an obligation to purchase or sell a specific currency at a future date at a specified price, may be used in an attempt to protect against currency exchange risk.

     FUTURES CONTRACTS. There are several special risks involved with the use of futures contracts. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the futures contract will be greater than gains in the value of the Fund's position. The loss from investing in futures transactions that are unhedged or uncovered, is potentially unlimited. In addition, futures markets could be illiquid in some circumstances and a Fund might not be able to close out certain positions without incurring substantial losses.

     SMALL COMPANY INVESTMENT RISK. Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better known issuers. These increased risks include:

     -  an increased possibility of portfolio price volatility

     -  more volatility in price than larger-capitalization stocks

     -  less certain growth prospects

     -  lower degree of liquidity in the markets for such stocks

     -  greater sensitivity of smaller companies to changing economic conditions

     - greater business risks resulting from their limited product lines, markets, distribution channels, and financial and managerial resources

     SMALL CAPITALIZATION STOCK RISK. The stock prices of smaller companies may fluctuate independently of larger company stock prices. Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should, therefore, expect that to the extent a Fund invests in stock of small-capitalization companies, the net asset value of that Fund's shares may be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500. Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volumes.

     RECENTLY ORGANIZED COMPANIES AND IPOs. Investments in recently organized companies and in many initial public offerings ("IPOs") have the same risks as small company investments but to a greater degree, including the risk of significant price fluctuations over short periods of time.


     SECURITIES LENDING. The Funds may loan their securities to institutions, such as broker-dealers. The loans must be secured by collateral at least equal to the market value of the loaned securities. The collateral may be in the form of cash, cash equivalents, or U.S. Government securities. A Fund may experience a loss or delay in the recovery of its securities if the institution it loaned securities to breaches its agreement with the Fund. A Fund will not loan more than one-third of the value of its total assets.


PORTFOLIO HOLDINGS DISCLOSURE


     The Company has adopted policies and procedures that govern the disclosure of the Funds' portfolio holdings. The Company will post complete lists of the Funds' portfolio holdings as of the end of each month on its website at www.mfin.com. Once you reach the website, you can find the portfolio holdings by looking under the Products/Service link and clicking on the M Fund arrow. There, you will find a hyperlink to the current holdings list. The Company intends to post the portfolio holdings no later than the fifth business day of the succeeding month. Each month's complete list of the Funds' portfolio holdings will remain available on www.mfin.com until the Company files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current (these reports generally must be filed by March 11 for the calendar quarter, May 30 for the first quarter, September 8 for the second quarter, and November 29 for the third quarter). The Company's policies and procedures regarding website disclosure of the Funds' portfolio holdings, as well as the Company's other policies and procedures relating to disclosure of the Funds' portfolio holdings, are described in the Statement of Additional Information.

                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER


     M Financial Investment Advisers, Inc., (the Adviser) located at 1125 NW Couch Street, Portland, Oregon 97209, is the investment adviser of the Company and its Funds. The Adviser has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act) since November 1995. As of December 31, 2005, the Adviser had approximately $666 million in assets under management, all of which were the assets of the Company.


     The Adviser began managing the Company at its commencement of operations (January 4, 1996).


     The Adviser is responsible for providing (or arranging for the provision of) overall business management and administrative services necessary for the Company's operations. In this regard, the Adviser may select Sub-Advisers who have shown good investment performance in their areas of expertise to manage the portfolios of each of the Funds. The Board of Directors supervises the Adviser's management of the Sub-Advisers. The Company has received an Order from the Securities and Exchange Commission (SEC) that allows the Adviser to change a Sub-Adviser, or change the terms of a sub-advisory contract, without shareholder approval. The Adviser has the ultimate responsibility to oversee the Sub-Advisers and to recommend to the Board of Directors their hiring, termination, and replacement. The Adviser also supervises the various other service providers to the Company, including the custodian, transfer agent, administration agent, and accounting services agent. In addition, the Adviser is responsible for ensuring the Company's compliance with applicable legal requirements and also for ensuring that the Fund's investment objective, policies and restrictions are followed.


     Each Fund pays the Adviser a fee for its services. The Adviser retains 0.15% of the fee it receives from each Fund. The Adviser pays the balance of the fee it receives from each Fund to the applicable Sub-Adviser.


     The fee paid to the Adviser by each Fund for the year ended December 31, 2005 is shown in the table below:



                                                                                    FEE TO THE ADVISER
                                                                                    (AS A % OF AVERAGE
FUND                                                                                 DAILY NET ASSETS)
----                                                                                ------------------
Brandes International Equity Fund                                                          0.69%
Turner Core Growth Fund                                                                    0.45%
Frontier Capital Appreciation Fund                                                         0.90%
Business Opportunity Value Fund                                                            0.65%


SUB-ADVISERS

     The Sub-Advisers make the day-to-day decisions regarding buying and selling specific securities for a Fund. Each Sub-Adviser manages the investments held by the Fund it serves according to the applicable investment goals and strategies. Additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager and each manager's ownership of securities of funds they manage may be found in the Funds' Statement of Additional Information.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVALS


     A discussion of the basis for the Board of Directors' approvals of the advisory and sub-advisory contracts for the Funds is available in the Funds' semi-annual report to shareholders for the period ended June 30, 2005.

BRANDES INVESTMENT PARTNERS, L.P. (BRANDES)
11988 El Camino Real, Suite 500, San Diego, California 92191-9048

SUB-ADVISER TO THE BRANDES INTERNATIONAL EQUITY FUND


     Effective June 30, 1998, Brandes became the Sub-Adviser to the Brandes International Equity Fund. Brandes has been registered as an investment adviser with the SEC since 1974. As of December 31, 2005, Brandes managed approximately $102 billion of assets.

     The Brandes Fund is team-managed by an investment committee, whose members are senior portfolio management and research analysts of the firm including Messrs. Glenn Carlson, Doug Edman, Brent Woods, William Pickering and Amelia Morris who are members of the firm's Investment Oversight Committee. The Investment Oversight Committee monitors the investment process of and establishes broad standards and practices to be followed by each of Brandes' Investment Committees. Glenn Carlson has been with Brandes since 1996, serving as Managing Partner from 1996-2002, co-Chief Executive Officer (CEO) from 2002-2004 and CEO since 2004. Doug Edman has been with Brandes since 1995 as a Portfolio Manager from 1995-2000, a Senior Research Analyst from 2000-2004 and Director of Investments since 2004. Brent Woods has been Managing Director of Investments since 2002 and served as Managing Partner from 1998-2002. William Pickering is Director of Investments and Amelia Morris is Investment Group Director, both serving Brandes since 1998. Brandes has managed the Brandes International Equity Fund since June 30, 1998.


TURNER INVESTMENT PARTNERS, INC. (TURNER)
1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312

SUB-ADVISER TO THE TURNER CORE GROWTH FUND


     Turner has provided investment advisory services to investment companies since 1992. Turner has been registered as an investment adviser with the SEC since 1990. As of December 31, 2005, Turner managed approximately $18.3 billion of assets.

     A team of investment professionals comprising an investment committee manages the Turner Fund. Robert E. Turner, Mark D. Turner and Robb Parlanti are the members of the investment committee. Robert E. Turner, CFA, Chairman and Chief Investment Officer - Growth Equities of Turner, is lead manager of the Fund (since July 4, 1996). Robert E. Turner co-founded Turner in 1990. He has 25 years of investment experience. Mark D. Turner is also a co-manager of the Fund (since July 4, 1996) and is President of Turner and a Senior Portfolio Manager/Security Analyst. He co-founded Turner in 1990. He has 24 years of investment experience. Robb Parlanti is also a co-manager of the Fund (since May 1, 2005). Mr. Parlanti is a Senior Portfolio Manager/Security Analyst on the cyclical team and is a Principal of Turner. He has 19 years of experience and has been with Turner since 1993. Turner has managed the Turner Core Growth Fund since January 4, 1996.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC (FRONTIER)

99 Summer Street, Boston, Massachusetts 02110

SUB-ADVISER TO THE FRONTIER CAPITAL APPRECIATION FUND


     Frontier's research effort is focused on bottom-up fundamental analysis. Frontier has been registered as an investment adviser with the SEC since 1981. As of December 31, 2005, Frontier managed approximately $5.4 billion of assets.

     Michael A. Cavarretta, CFA, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio (since January 5, 1996). Mr. Cavarretta is President of Frontier and holds a B.S. degree from the University of Maine and an M.B.A. degree from Harvard Business School. He joined Frontier in 1988 and has served as sole portfolio manager for Frontier's capital appreciation portfolios since 1991. Frontier has managed the Frontier Capital Appreciation Fund since January 4, 1996.


IRIDIAN ASSET MANAGEMENT LLC (IRIDIAN)
276 Post Road West, Westport, Connecticut 06880-4704

SUB-ADVISER TO THE BUSINESS OPPORTUNITY VALUE FUND


     Iridian has been registered as an investment adviser with the SEC since 1995. As of December 31, 2005, Iridian managed approximately $10.5 billion of assets.

     A team of investment professionals comprised of portfolio managers and research analysts manages the Fund portfolio. David Cohen, Co-CEO and Co-Chief Investment Officer, is the primary portfolio manager and has been working on the Fund since February 1, 2002. Mr. Cohen co-founded Iridian in 1996 and was with its predecessor firm since 1989. Since January 1, 2004, Thomas Zankel, Managing Director, has served as a secondary portfolio manager of the Fund. Mr. Zankel has been with Iridian Asset Management LLC since inception. Iridian has managed the Business Opportunity Value Fund since February 1, 2002.


SIMILAR FUNDS

     The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds may be very similar to the investment objectives and policies of other mutual fund portfolios that are managed by the Sub-Advisers. Nevertheless, the investment performance and results of each Fund may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio is also managed by the Fund's Sub-Adviser, has the same investment objectives and policies, and has a very similar name.

                              INVESTING WITH M FUND

CHOOSING THE APPROPRIATE FUNDS TO MATCH YOUR GOALS

     Investing well requires a plan. We recommend that you meet with your financial adviser to plan a strategy that will best meet your financial goals. Your financial adviser can help you buy a variable annuity or variable life insurance contract that will allow you to choose the Funds.

PURCHASING SHARES


     You cannot buy shares of the Funds directly. You can invest indirectly in the Funds through your purchase of a variable annuity or variable life insurance contract or your participation in a retirement plan. You should read this prospectus and the prospectus of the variable annuity or variable life insurance contract carefully before you choose your investment options.


     The variable annuity and variable life insurance contracts are issued by separate accounts of various insurance companies. The insurance companies buy Fund shares for their separate accounts based on the instructions that they receive from the contract owners.

MARKET TIMING


     Programmed, large, frequent or short-term transfers among the Funds or between a Fund and other investment options can cause risk with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interest of long-term investors in a Fund if purchases or transfers into or out of a Fund are made at unit values that do not reflect an accurate value for the Fund's underlying portfolio securities (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as impeding a portfolio manager's ability to sustain an investment objective, causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case, or causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all policy owners invested in those funds, not just those making transfers. Therefore, the Company reserves the right to reject any transfer or purchase order if, in the Company's judgment, the portfolio or other investors would potentially be adversely affected. The Company will enforce its policies and procedures to discourage market timing of the Funds' shares uniformly on all investors.


     The Board of Directors has determined that it is not necessary for the Funds to have any specific policies and procedures regarding frequent transfers because each of the Participating Insurance Companies has their own policies and procedures regarding their contract or policy owner's transfer activity. Each Participating Insurance Company has supplied and certified that they have established procedures to monitor and deter market-timing activity. The Adviser does not have, nor has had, written agreements that provide for market timing.

SELLING SHARES

     To meet various obligations under the variable annuity or variable life insurance contracts or retirement plans, the insurance company separate accounts or retirement plans may sell Fund shares to generate cash. For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the sale are usually sent to the separate account on the next business day. The Fund may suspend sales of shares or postpone payment dates when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

PRICING OF FUND SHARES


     Each Fund's share price, also called net asset value per share (NAV), is determined as of the close of regular trading, normally 4:00 p.m. New York time, on each day when the NYSE is open. The NYSE is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The Fund calculates the NAV by dividing the total value of its assets, less its liabilities, by the number of its shares outstanding.


     The value of each Fund's securities and assets is based on their market values. Certain exceptions follow:

     - Short-term debt securities that mature in 60 days or less are valued by the amortized cost method, which approximates market value.


     - Investments for which market quotations are not readily available are valued at their fair value as determined by the Board of Directors, or by a Pricing Committee appointed by the Board of Directors. Market quotations may not be readily available or may not be representative of market values for many reasons including: 1) the occurrence of a significant event between the time of the close of the applicable exchange or market in which the investment is traded and the time of the Fund's NAV calculation; or 2) no quotations are available from brokers which indicates that there is low trading volume or there is a thin market in the security. Use of fair value pricing could cause a Fund to value securities higher or lower than a fund that uses market quotations, which could cause a Fund's NAV per share to differ significantly from the NAV per share that would have been calculated using current market value. As security valuation issues arise, the Pricing Committee shall be convened to consider all the appropriate factors relevant to establishing the value of the security in question. In determining the fair value of a security, the Pricing Committee is authorized to rely on information and recommendations provided by third parties, including, principally, the sub-adviser that manages the Fund. Fair value determinations made by the Pricing Committee, including the factors considered and the valuation methodology recommended by the Adviser or sub-adviser managing the Fund are documented and reported to the Board of Directors and submitted for ratification at the next scheduled Board meeting.

     - Securities mainly traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the closing of the NYSE. However, if a significant event occurs after the time that the closing value on the non-U.S. exchange was determined, the value of the security may be determined based on its fair value, as determined by the Pricing Committee. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund's NAV. A significant event may include corporate actions, earnings announcements and significant fluctuations in domestic or foreign stock or bond markets.


     - Because portfolio securities that are primarily listed on non-U.S. exchanges may trade on weekends or other days when a Fund does not price its shares, the value of a Fund's portfolio securities may change on days when shareholders will not be able to buy or sell shares.

                             DISTRIBUTIONS AND TAXES

     Each of the Funds intends to distribute to its shareholders substantially all of its income and capital gains, if any, on an annual basis.

TAX INFORMATION

     Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund's distributions. The separate accounts in which you own a variable annuity, variable life insurance contract or retirement plan, as the owner of the Fund's shares, may be affected. Please refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

                             PERFORMANCE INFORMATION

OTHER ACCOUNT PERFORMANCE

     Each of the Funds has investment objectives, policies and strategies that are substantially similar to those employed by the Funds' Sub-Advisers with respect to certain other accounts or other investment companies which they manage (Other Accounts). The performance information derived from these Other Accounts may be relevant to prospective investors. The Funds' performance may vary from the respective Other Account information because its investments will not be identical to the past portfolio investments of the Other Accounts. The Other Accounts include all funds and portfolios managed by the Funds' Sub-Advisers that have similar investment strategies and objectives.


     The chart below shows actual performance information for M Fund and performance information derived from historical performance of the Other Accounts managed by Brandes and Iridian. The performance figures for the Brandes International Equity Composite and the Iridian Private Business Value/Large Cap Equity Composite represent the actual calendar year performance results of the comparable Other Accounts calculated in U.S. dollars (USD) net of M Fund management fees and operating expenses. The performance of these Other Accounts is not M Fund performance and should not be considered as an indication of the future performance of the respective Funds.


     These figures also do not reflect the deduction of any insurance fees or charges that are imposed in connection with retirement plans or with the sale of variable life insurance and variable annuity policies by the Participating Insurance Companies. Investors should refer to the separate account prospectus describing the life insurance policies and variable annuity contracts for information pertaining to these insurance fees and charges.


                                                                                                                           SINCE
                 1997     1998     1999     2000     2001     2002    2003      2004     2005     3 YR^   5 YR^   10 YR^ INCEPTION^
                 ----     ----     ----     ----     ----     ----    ----      ----     ----     -----   -----   ------ ----------
Brandes
International
Equity
Fund(1)          2.26%   15.37%   47.86%    4.88%   (12.77)% (15.30)% 47.43%   24.00%   10.55%   26.43%    8.35%   N/A     10.51%+

Brandes
Investment
Partners/
Brandes
International
Equity
Composite*       19.9%    14.9%    53.3%     2.7%   (14.4)%  (17.0)%   49.8%    24.7%    10.5%    27.3%     8.0%  14.0%     15.5%++

MSCI EAFE
Index             1.6%    20.1%    26.8%   (14.2)%  (21.4)%  (15.9)%   38.6%    20.2%    13.5%    23.7%     4.6%   5.8%      5.8%

Business
Opportunity
Value
Fund              N/A      N/A      N/A      N/A      N/A      N/A    29.65%   22.60%    7.81%   19.67%     N/A    N/A      7.97%+

Iridian Asset
Management/
Iridian Private
Business
Value/Large
Cap Equity
Composite        31.0%    21.6%    26.4%     5.7%    (4.8)%  (26.2)%   31.0%    22.7%     8.3%    20.3%     4.1%  12.7%     15.4%++

Russell 1000
Value Index      35.2%    15.6%     7.4%     7.0%    (5.6)%  (15.5)%   30.0%    16.5%     7.1%    17.5%     5.3%  10.9%     13.2%



(1) Brandes Investment Partners, L.P. replaced Edinburgh Fund Managers PLC as the sub-adviser effective July 1, 1998.

* The net annual returns calculated in USD for the Brandes International Equity composite were calculated on a time-weighted and asset weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses and are net of applicable investment advisory fees, brokerage commissions and execution costs, custodial fees and any applicable foreign witholding taxes, without provision for federal or state income taxes, if any. The Brandes International Equity composite results include all actual, fee-paying and non-fee paying, fully discretionary International Equity Accounts under management by Brandes for at least one month beginning 7/1/90, having substantially the same investment objectives, policies, techniques and restrictions.

^ 3 year, 5 year, 10 year and Since Inception returns are average annualized total returns through December 31, 2005.

+ Inception dates for the Brandes International Equity Fund and the Business Opportunity Value Fund are 1/4/96 and 2/1/02, respectively.

++ Inception dates for the Brandes International Equity Composite and Iridian Private Business Value/Large Cap Equity Composite are 6/30/90 and 1/1/95, respectively.

   SEE ACCOMPANYING NOTES TO M FUND AND OTHER ACCOUNT PERFORMANCE INFORMATION.

NOTES TO M FUND AND OTHER ACCOUNT PERFORMANCE INFORMATION


1. Returns for the M Fund are net of management fees and operating expenses. Returns for the Brandes International Equity Composite and the Iridian Private Business Value/Large Cap Equity Composite are also net of M Fund management fees and operating expenses: 0.92% and 0.90%, respectively.

2. Returns of the Other Accounts are based on all other accounts managed by the Sub-Adviser using substantially similar investment objectives, policies and strategies and are based on the following: returns for Brandes Investment Partners, L.P.'s Other Accounts are those of the manager's International Equity Composite; and returns for Iridian Asset Management LLC's Other Accounts are those of the manager's Private Business Value/Large Cap Equity Composite.


3. Returns of the Other Accounts are based on accounts that collectively have substantially higher net assets than that of the Funds. The Funds may be smaller than the managers' established accounts.


4. Returns for the Brandes International Equity Composite and the Iridian Private Business Value/Large Cap Equity Composite are based on accounts that are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, (the 1940 Act) and the Internal Revenue Code of 1986, as amended (the Code), which, if applicable, may have adversely affected the performance results.

5. The MSCI EAFE Index is an unmanaged index consisting of more than 900 securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


6. Performance returns for the Other Accounts have been extracted from performance information that has been prepared and presented in compliance with the Association for Investment Management and Research (AIMR) Performance Presentation Standards. Reports on such preparation and presentation are available to the investor upon request.

                              FINANCIAL HIGHLIGHTS

     The following selected financial highlights are derived from the Company's audited financial statements included in the Company's Annual Report to Shareholders. The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). These total return figures do not reflect any fees or charges deducted from the insurance company separate account or from the variable annuity or life insurance policies, which, if reflected, would result in lower total return figures.


     The Company's financial statements and report of PricewaterhouseCoopers LLP, independent registered public accounting firm, included in the Annual Report to Shareholders for the Company's fiscal year ended December 31, 2005 are incorporated by reference into the Statement of Additional Information. The following data should be read in conjunction with such financial statements, related notes, and other financial information contained in the Annual Report. The Annual Report contains additional performance information about the Funds and is available without charge and upon request by calling (888) 736-2878.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                            BRANDES INTERNATIONAL EQUITY FUND
                                                          --------------------------------------------------------------------
                                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                              2005          2004          2003          2002          2001
                                                          ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF YEAR                         $    17.00    $    14.56    $     9.97    $    12.37    $    14.95
                                                           ----------    ----------    ----------    ----------    ----------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.24          0.19          0.12          0.14          0.18
  Net realized and unrealized gain (loss) on investments         1.52          3.30          4.60         (2.04)        (2.09)
                                                           ----------    ----------    ----------    ----------    ----------
    Total from investment operations                             1.76          3.49          4.72         (1.90)        (1.91)
                                                           ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.25)        (0.18)        (0.13)        (0.14)        (0.17)
  From net realized capital gains                               (0.99)        (0.87)           --         (0.36)        (0.43)
  In excess of net realized capital gains                          --            --            --            --         (0.07)
                                                           ----------    ----------    ----------    ----------    ----------
    Total distributions                                         (1.24)        (1.05)        (0.13)        (0.50)        (0.67)
                                                           ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF YEAR                               $    17.52    $    17.00    $    14.56    $     9.97    $    12.37
                                                           ==========    ==========    ==========    ==========    ==========
TOTAL RETURN                                                    10.55%        24.00%        47.43%       (15.30)%      (12.77)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                          $  323,942    $  274,756    $  186,238    $  121,293    $  122,906
  Net expenses to average daily net assets                       0.92%         0.92%         0.97%         0.97%         1.01%
  Net investment income to average daily net assets              1.42%         1.40%         1.15%         1.34%         1.56%
  Portfolio turnover rate                                          27%           27%           26%           23%           20%
  Without the reimbursement of expenses by the adviser,
    the ratios of net expenses and net investment income
    to average net assets would have been:
       Expenses                                                   N/A           N/A           N/A           N/A          1.02%
       Net investment income                                      N/A           N/A           N/A           N/A          1.55%

                                                                                 TURNER CORE GROWTH FUND
                                                          --------------------------------------------------------------------
                                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                              2005          2004          2003          2002          2001
                                                          ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF YEAR                         $    14.63    $    13.19    $     9.82    $    13.40    $    17.56
                                                           ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.06          0.04          0.03          0.03          0.02
  Net realized and unrealized gain (loss) on investments         1.98          1.44          3.37         (3.58)        (4.16)
                                                           ----------    ----------    ----------    ----------    ----------
    Total from investment operations                             2.04          1.48          3.40         (3.55)        (4.14)
                                                           ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.07)        (0.04)        (0.03)        (0.03)        (0.02)
                                                           ----------    ----------    ----------    ----------    ----------
    Total distributions                                         (0.07)        (0.04)        (0.03)        (0.03)        (0.02)
                                                           ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF YEAR                               $    16.60    $    14.63    $    13.19    $     9.82    $    13.40
                                                           ==========    ==========    ==========    ==========    ==========
TOTAL RETURN                                                    13.92%        11.19%        34.58%       (26.52)%      (23.60)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                          $  142,169    $  117,570    $   96,241    $   66,980    $   60,322
  Net expenses to average daily net assets                       0.68%         0.66%         0.70%         0.70%         0.70%
  Net investment income to average daily net assets              0.45%         0.28%         0.25%         0.29%         0.12%
  Portfolio turnover rate                                         149%          158%          168%          279%          337%
  Without the reimbursement of expenses by the adviser,
    the ratios of net expenses and net investment income
    (loss) to average net assets would have been:
       Expenses                                                   N/A           N/A          0.72%         0.75%         0.90%
       Net investment income (loss)                               N/A           N/A          0.23%         0.24%        (0.08)%

                                                                            FRONTIER CAPITAL APPRECIATION FUND
                                                          --------------------------------------------------------------------
                                                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                          DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                              2005          2004          2003          2002          2001
                                                          ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    21.56    $    19.72    $    12.65    $    16.93    $    17.25
                                                           ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                           (0.12)        (0.09)        (0.09)        (0.10)        (0.07)
  Net realized and unrealized gain (loss) on investments         3.39          1.93          7.16         (4.18)        (0.10)
                                                           ----------    ----------    ----------    ----------    ----------
    Total from investment operations                             3.27          1.84          7.07         (4.28)        (0.17)
                                                           ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  In excess of net realized capital gains                       (1.88)           --            --            --         (0.15)
                                                           ----------    ----------    ----------    ----------    ----------
    Total distributions                                         (1.88)           --            --            --         (0.15)
                                                           ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                             $    22.95    $    21.56    $    19.72    $    12.65    $    16.93
                                                           ==========    ==========    ==========    ==========    ==========
TOTAL RETURN                                                    15.13%         9.33%        55.89%       (25.28)%       (1.00)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $  147,352    $  170,092    $  136,225    $   72,688    $   85,210
  Net expenses to average daily net assets                       1.11%         1.09%         1.11%         1.13%         1.15%
  Net investment loss to average daily net assets               (0.55)%       (0.49)%       (0.63)%       (0.70)%       (0.48)%
  Portfolio turnover rate                                          29%           44%           39%           33%           30%
  Without the reimbursement of expenses by the adviser,
    the ratios of net expenses and net investment income
    to average net assets would have been:
       Expenses                                                   N/A           N/A           N/A           N/A           N/A
       Net investment income                                      N/A           N/A           N/A           N/A           N/A

                                                                         BUSINESS OPPORTUNITY VALUE FUND
                                                          -------------------------------------------------------------
                                                            YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                              2005             2004            2003           2002(a)
                                                          ------------     ------------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    12.23       $    10.09      $     7.83      $    10.00
                                                           ----------       ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.08             0.06            0.06            0.05
  Net realized and unrealized gain (loss) on investments         0.87             2.22            2.26           (2.17)
                                                           ----------       ----------      ----------      ----------
    Total from investment operations                             0.95             2.28            2.32           (2.12)
                                                           ----------       ----------      ----------      ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.08)           (0.06)          (0.06)          (0.05)
  From net realized capital gains                               (1.04)           (0.08)             --              --
                                                           ----------       ----------      ----------      ----------
    Total distributions                                         (1.12)           (0.14)          (0.06)          (0.05)
                                                           ----------       ----------      ----------      ----------
NET ASSET VALUE, END OF PERIOD                             $    12.06       $    12.23      $    10.09      $     7.83
                                                           ==========       ==========      ==========      ==========
TOTAL RETURN                                                     7.81%           22.60%          29.65%         (21.20)%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $   52,440       $   36,684      $   19,182      $   10,779
  Net expenses to average daily net assets                       0.90%            0.90%           0.90%           0.90%**
  Net investment income to average daily net assets              0.57%            0.78%           0.81%           0.71%**
  Portfolio turnover rate                                         111%              85%             67%             75%*
  Without the reimbursement of expenses by the adviser,
    the ratios of net expenses and net investment income
    (loss) to average net assets would have been:
       Expenses                                                  1.01%            1.27%           1.53%           1.90%**
       Net investment income (loss)                              0.68%            0.41%           0.18%          (0.29)%**



(a) Fund commenced operations on February 1, 2002.


 *  Not annualized.


**  Annualized for periods less than one year.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

FOR MORE INFORMATION

     For investors who want more information about the Funds, the following documents are available free upon request.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is legally a part of this prospectus (it is incorporated herein by reference).

     ANNUAL/SEMI-ANNUAL REPORTS: The Company's annual and semi-annual reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the Company's last fiscal year.

     You can get free copies of the SAI, the reports, other information and answers to your questions about the Funds by contacting your financial adviser, or by writing to or calling the Company at:

     M Fund, Inc.
     M Financial Plaza
     1125 NW Couch Street
     Portland, Oregon 97209
     (888) 736-2878


     If you are part of the M Member Network, you may obtain copies of the SAI and the annual and semi-annual reports on the Internet at: http://www.mfin.com. If you are not part of the M Member Network, contact M Fund, Inc. at the address or telephone number above to obtain your free copy.

     You may also review and copy the SAI, the annual and semi-annual reports, and other information at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Call (202) 551-8090 for information on the operation of the Public Reference Room.


     You can also view the SAI, the annual and semi-annual reports and other information on the EDGAR database on the Commission's Internet website at http://www.sec.gov. You can request copies of this material for a fee by writing to: Public Reference Section/U.S. Securities and Exchange Commission/450 Fifth Street, N.W./Washington, D.C. 20549-0102, or by electronic request at the following E-mail address: publicinfo@sec.gov.

                                  M FUND, INC.

                        BRANDES INTERNATIONAL EQUITY FUND

                             TURNER CORE GROWTH FUND

                       FRONTIER CAPITAL APPRECIATION FUND

                         BUSINESS OPPORTUNITY VALUE FUND


                    INVESTMENT COMPANY ACT FILE NO. 811-9082

                       STATEMENT OF ADDITIONAL INFORMATION

                                   ----------

                                  M FUND, INC.

                        Brandes International Equity Fund

                             Turner Core Growth Fund

                       Frontier Capital Appreciation Fund

                         Business Opportunity Value Fund


                                 April 30, 2006

This Statement of Additional Information ("SAI") is not a prospectus. Much of the information contained in this SAI expands upon information discussed in the prospectus for M Fund, Inc. (the "Company") and should, therefore, be read in conjunction with the prospectus for the Company. To obtain a copy of the Prospectus with the same date as this SAI, write to the Company at M Financial Plaza, 1125 NW Couch Street, Portland, Oregon 97209, Attn: M Fund Administration, or call (888) 736-2878.


Financial statements are incorporated by reference into this SAI from the Company's most recent annual report.

TABLE OF CONTENTS


                                                                        PAGE
The Company and the Funds                                                  3

Investment Strategies and Risks                                            4

Fund Policies                                                             13

Management of the Funds                                                   18

Investment Advisory and Other Services                                    22

Brokerage Allocation and Other Practices                                  30

Capital Stock and Other Securities                                        31

Purchase, Redemption and Pricing of Shares                                33

Federal Tax Status of the Funds                                           34

Other Information                                                         37

Appendix A -- Description of Corporate Bond Ratings                    A - 1

Appendix B -- Description of Commercial Paper Ratings                  B - 1

Appendix C - Proxy Voting Procedures                                   C - 1

                            THE COMPANY AND THE FUNDS

     M Fund, Inc. (the "Company") is an open-end management investment company established as a Maryland corporation on August 11, 1995. The Company consists of four separate investment portfolios or funds (each a "Fund" and, collectively, the "Funds"), each of which is, in effect, a separate mutual fund. Each Fund is an open-end management investment company and is diversified. The Company issues a separate class of stock for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

     Pursuant to an investment advisory agreement and subject to the authority of the Company's board of directors (the "Board of Directors"), M Financial Investment Advisers, Inc. (the "Adviser") serves as the Company's investment adviser and conducts the business and affairs of the Company. The Adviser has engaged the following sub-advisers to act as Sub-Advisers to provide the day-to-day portfolio management for the respective Funds:

                       FUND                                  SUB-ADVISER
                       ----                                  -----------
         Brandes International Equity Fund       Brandes Investment Partners, L.P.

         Turner Core Growth Fund                 Turner Investment Partners, Inc.

         Frontier Capital Appreciation Fund      Frontier Capital Management Company, LLC

         Business Opportunity Value Fund         Iridian Asset Management LLC

     The Company currently offers one or more classes of its stock to separate accounts of certain insurance companies (the "Participating Insurance Companies") as the underlying funding vehicles for certain variable life insurance and variable annuity policies (the "Policies") issued by the Participating Insurance Companies. The Company also offers its stock to qualified pension and retirement plans. The Company does not offer its stock directly to the general public. Each such separate account has a separate prospectus, which accompanies the prospectus for the Company (the "Prospectus"), describing that separate account and the Policies. The prospectus for that separate account and the Policies, or retirement plan documents, should be read in conjunction with the Prospectus.

     Terms appearing in this SAI that are defined in the Prospectus have the same meaning in this SAI as in the Prospectus.

                         INVESTMENT STRATEGIES AND RISKS

INVESTMENTS

   Some or all of the Funds may utilize the following investment techniques or make the following types of investments. However (unless otherwise stated in this SAI or in the Prospectus), it is anticipated that no Fund will have more than 5% of its total assets invested in any one of the following:

   -  Foreign Government Obligations*
   -  Sovereign Debt Obligations (Brady Bonds)
   - American Depository Receipts, European Depository Receipts, International Depository Receipts, and Global Depository Receipts*
   -  Forward Foreign Currency Exchange Contracts
   -  Short-Term Bank and Corporate Obligations
   -  Zero Coupon Bonds
   -  Warrants and Rights
   -  Convertible Securities
   -  Repurchase Agreements
   -  Restricted and Illiquid Securities
*(Not applicable to the Brandes International Equity Fund)

FOREIGN INVESTMENTS

     Each of the Funds may invest in securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers"). Because investments in foreign issuers may involve currencies of foreign countries, because a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, and because a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Mail and courier service and other communications between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.


     RISKS RELATED TO FOREIGN INVESTMENTS. Investments in the securities of foreign issuers, or investments in securities denominated or quoted in a currency other than the U.S. dollar ("non-dollar securities"), may present potential benefits and risks not associated with investments solely in securities of domestic issuers or U.S. dollar-denominated securities. Each of the Funds may invest in securities of foreign issuers. The Business Opportunity Value Fund, the Frontier Capital Appreciation Fund, and the Turner Core Growth Fund may invest up to 15% of the value of their total assets in securities of foreign issuers that are listed on United States exchanges or are represented by American Depository Receipts ("ADRs"). The Brandes International Equity Fund also may invest in non-dollar securities. (However, the Brandes International Equity Fund may not invest in Canadian government securities, and the Business Opportunity Value Fund, the Frontier Capital Appreciation Fund and the Turner Core Growth Fund may not invest in any foreign government securities.) Benefits of investing in foreign issuers or non-dollar securities may include the opportunity to invest in foreign issuers that appear, in the opinion of the Sub-Adviser, to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States, and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). For example, a decline in the exchange rate would reduce the value of certain portfolio investments. The Brandes International Equity Fund may engage in forward foreign currency exchange contracts to hedge its foreign currency exposure; however, such investments also entail certain risks (described herein). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase.

     Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.


     The Brandes International Equity Fund in the sole discretion of its Sub-Adviser may, but is not obligated under any circumstances to, enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against anticipated changes in future foreign currency exchange rates in connection with settling trades. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.


     At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated or noted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Upon instructions from the Sub-Adviser, the Fund's custodian will segregate cash or other liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or expected benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Sub-Adviser.

     INVESTMENTS IN ADRS, EDRS, IDRS, AND GDRS. Many securities of foreign issuers are represented by American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), International Depository Receipts ("IDRs"), and Global Depository Receipts ("GDRs"). Each of the Funds may invest in ADRs.

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored or unsponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs (i.e., unsponsored programs), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for purchases and sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the Nasdaq National Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

     The Brandes International Equity Fund may also invest in EDRs, IDRs, and GDRs, which are receipts evidencing an arrangement with a bank similar to that for ADRs and are designed for use in the foreign securities markets. EDRs, IDRs, and GDRs are not necessarily quoted in the same currency as the underlying security.

EMERGING MARKET SECURITIES

     The Brandes International Equity Fund may invest up to 20% of its total assets, measured at the time of purchase, in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation;
(ii) with low-to-middle income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Sub-Adviser to be an emerging market as defined above. The Fund may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.

     RISKS RELATED TO EMERGING MARKET SECURITIES. The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned on the assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery.

     Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

INVESTING IN SMALL-CAPITALIZATION COMPANIES

     With the exception of the Business Opportunity Value Fund, all of the Funds may invest in small-capitalization companies. Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better known issuers, including an increased possibility of portfolio price volatility. Historically, small-capitalization stocks and stocks of recently organized companies, in which all of the Funds may invest, have been more volatile in price than the larger-capitalization stocks (such as those included in the S&P 500). Among the reasons for the greater price volatility of the stocks of these smaller companies are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of smaller companies to changing economic conditions. For example, such companies may be subject to greater business risks resulting from their limited product lines, markets, distribution channels, and financial and managerial resources.

     The stock prices of smaller companies may fluctuate independently of larger company stock prices. Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should, therefore, expect that to the extent a Fund invests in stock of small-capitalization companies, the net asset value of that Fund's shares may be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500. Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volumes.

     RISKS RELATED TO SMALL-CAPITALIZATION COMPANIES. Small capitalization companies have historically offered greater growth potential than larger ones, but they are often overlooked by investors. However, small capitalization companies often have limited product lines, markets or financial resources and may be dependent on one person or a few key persons for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.

WHEN-ISSUED SECURITIES

     The Brandes International Equity Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. Brandes does not believe that the Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. The Fund will establish a segregated account with the Custodian in which it will maintain cash or other liquid assets equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

PUT AND CALL OPTIONS

     PURCHASING OPTIONS. By purchasing a put option, the Brandes International Equity Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by selling the option, by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund also may terminate a put option position by closing it out in the secondary market at its current price (i.e., by selling an option of the same series as the option purchased), if a liquid secondary market exists.

     The buyer of a typical put option can expect to avoid a loss if security prices fall substantially. However, if the underlying instrument's price rises or does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

     WRITING OPTIONS. When the Brandes International Equity Fund writes a call option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The Fund may seek to terminate its position in a call option it writes before exercise by closing out the option in the secondary market at its current price (i.e., by buying an option of the same series as the option written). If the secondary market is not liquid for a call option the Fund has written, however, the Fund must continue to be prepared to deliver the underlying instrument in return for the strike price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position. The Fund will establish a segregated account with the Custodian in which it will maintain the security underlying the option written, or securities convertible into that security, or cash or other liquid assets equal in value to commitments for options written.

     Writing a call generally is a profitable strategy if the price of the underlying security remains the same or falls. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

     COMBINED POSITIONS. The Brandes International Equity Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position. For example, the Fund may write a put option and purchase a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Brandes International Equity Fund's current or anticipated investments exactly. The Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

     Options prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the security prices the same way. Imperfect correlation also may result from differing levels of demand in the options markets and the securities markets, structural differences in how options are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS. There is no assurance that a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not too close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Brandes International Equity Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options positions also could be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options, i.e., options not traded on exchanges ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Brandes International Equity Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. OTC options are considered to be illiquid, since these options generally can be closed out only by negotiation with the other party to the option.

     STOCK INDEX OPTIONS. The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends on movements in the level of the index rather than the price of a particular stock, whether the Brandes International Equity Fund will realize a gain or loss on an options transaction depends on movements in the level of stock prices generally rather than movements in the price of a particular stock. Accordingly, successful use of options on a stock index will be subject to the Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, the Fund would not be able to close out positions it holds. It is the policy of the Funds to engage in options transactions only with respect to an index which the Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

FUTURES CONTRACTS

     The Brandes International Equity Fund may buy and sell stock index futures contracts. Such a futures contract is an agreement between two parties to buy and sell an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the index and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of unlimited loss. Further, unanticipated changes in stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures on stock indexes.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     The Brandes International Equity Fund will engage in futures transactions only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Fund. As a general rule, the Brandes International Equity Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the Brandes International Equity Fund will not purchase or sell futures or related options if, immediately thereafter, the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's net assets.

SECURITIES LENDING


     All Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio security loan transaction breaches its agreement with the Fund. If the Sub-Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan.


RESTRICTED AND ILLIQUID SECURITIES


     The Brandes International Equity Fund and the Turner Core Growth Fund may purchase limited amounts of illiquid securities (i.e., securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment). The Brandes International Equity Fund, the Frontier Capital Appreciation Fund and the Business Opportunity Value Fund may purchase certain restricted securities (i.e., securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act ("Rule 144A Securities")) and commercial paper issue pursuant to Section 4(2) of the 1933 Act. Investments in illiquid securities and restricted securities are not anticipated to exceed, in the aggregate, 5% of a Fund's total assets, but see non-fundamental investment restrictions 12 and 13, respectively.


     The Board of Directors has adopted guidelines and delegated to the Sub-Advisers the daily function of determining and monitoring the liquidity of Rule 144A Securities. The Board, however, will retain oversight and be ultimately responsible for the determinations.

     Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term on seven days' or less notice. The Company will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) that the Board of Directors of the Company or a Sub-Adviser has determined to be liquid will be treated as such.

     The SEC staff has taken the position that fixed-time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid and not readily marketable. Until such time (if any) as this position changes, the Company will include such investments in the percentage limitation on illiquid investments applicable to each Fund.

     RISKS RELATED TO RULE 144A SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities"), securities which are otherwise not readily marketable such as over-the-counter, or dealer traded, options, and repurchase agreements having a maturity of more than seven days. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Directors, or the Adviser or Sub-Advisers pursuant to guidelines, may determine that such securities are not illiquid notwithstanding their legal or contractual restrictions on resale.

     It is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop. To the extent that qualified institutional buyers become uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.

     CONVERTIBLE SECURITIES. With the exception of the Turner Core Growth Fund, all of the Funds may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but more commonly are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such common-stock-like risk is reduced for the holder of a convertible security is inversely related to the amount by which the convertible security's market price exceeds its value as a fixed-income security. The Brandes International Equity Fund may only purchase convertible securities rated investment grade at the time of purchase by S&P or Moody's or if not so rated, considered by the Fund's Sub-Adviser to be of equivalent investment quality.

WARRANTS AND RIGHTS

     With the exception of the Turner Core Growth Fund, all of the Funds may invest in warrants or rights which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral must consist of U.S. Government securities or instruments that are rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by a single NRSRO if only one has assigned a rating. In a repurchase agreement, an investor (e.g., a Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

     RISKS RELATING TO REPURCHASE AGREEMENTS. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Sub-Adviser to present minimum credit risks. The Adviser will review and monitor the creditworthiness of such institutions under the Board of Directors' general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

OTHER INVESTMENT COMPANIES


     The Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and the Business Opportunity Value Fund reserve the right to invest up to 10% of their total assets, calculated at the time of purchase, in the securities of other investment companies including money market funds, business development companies, and small business investment companies (although it is anticipated that such investments will not exceed 5% of total assets). Each Fund may not invest more than 5% of its total assets in the securities of any one investment company nor in more than 3% of the voting securities of any other investment company. Each Fund will indirectly bear its proportionate share of any advisory and other fees paid by investment companies in which it invests in addition to the management fees paid by such Fund.


INITIAL PUBLIC OFFERINGS

     All of the Funds may invest in a company at the time it first offers shares to the public, that is, at the time of the company's initial public offering ("IPO"). Although a company can be of any age or size at the time of its IPO, these companies are often smaller and have a limited operating history, which presents risks considerably greater than common stocks of more established companies.

     The effect of an IPO investment may have a magnified impact on a Fund's return when the Fund's asset base is small. Conversely, the impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's overall returns.

     Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, the price of a company's shares may be highly unstable at the time of its IPO and for a period thereafter due to various factors including: the market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and the limited availability of investor information. As a result of these or other factors, a Fund's Sub-Adviser might decide to sell an IPO more quickly than it would otherwise, which may result in a significant gain or loss to a Fund. Additionally, because a Fund may hold IPO shares for only a short period of time, a Fund may experience higher turnover and may lead to increased expenses to the Fund, such as commissions and transaction costs.

     A Fund may not always be able to purchase an IPO at its offering price, but instead may have to purchase shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for a Fund to realize a profit. Additionally, because the number of shares made available in an IPO are typically limited, a Fund may not always be able to sell a significant number of shares of an IPO at a desired price.

                                  FUND POLICIES

FUNDAMENTAL RESTRICTIONS

     The following investment restrictions have been adopted by the Company as fundamental policies for the Funds. A fundamental policy is one that cannot be changed without the affirmative vote of "a majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) attributable to that Fund. The investment objective of each Fund and all other investment policies or practices of the Funds are considered by the Company not to be fundamental and accordingly may be changed by the Board of Directors without shareholder approval. See "Investment Objectives and Policies" in the Company's Prospectus. For purposes of the 1940 Act, "a majority of the outstanding voting securities" means the lesser of (a) 67% or more of the votes attributable to shares of the Fund present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Fund.

     None of the Funds may:

     1. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings.


     2. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.


     3. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.

     4. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities (unless otherwise prohibited in these investment restrictions) and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

     5.  Invest in commodities.

     6. Lend any money or other assets, except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest. However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, unless otherwise prohibited in these investment restrictions.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted under these fundamental investment restrictions.

     8. Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.

     9. Borrow money except from banks for temporary or short-term purposes and then only if the Fund maintains asset coverage of at least 300% for such borrowings. None of the Funds will purchase securities when such borrowings exceed 5% of its total assets.

     10. Sell securities short or maintain a short position including short sales against the box.

     11. Invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to U.S. government securities.

     12. As to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer or if, as a result thereof, more than 10% of the outstanding voting securities of that issuer would be owned by the Fund.

NON-FUNDAMENTAL RESTRICTIONS

     In addition to the fundamental investment restrictions mentioned above, the Board of Directors has adopted certain non-fundamental restrictions for each Fund as shown below. Non-fundamental restrictions represent the current intentions of the Board of Directors, and they differ from fundamental investment restrictions in that they may be changed or amended by the Board of Directors without prior notice to or approval of shareholders.

     None of the Funds may:

     1. Purchase the securities of any one issuer if, by such purchase, the Fund would own more than 10% of the outstanding voting securities of that issuer.

     2. Write call or put options (except for the Brandes International Equity
     Fund).

     3. Purchase variable-amount master demand notes, which are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender and the borrower.


     4. Purchase variable or floating-rate demand instruments, which are debt securities that include a variable or floating interest rate adjustment feature.


     5. Purchase fixed-income investments (e.g., corporate debt obligations, including commercial paper, but excluding convertible securities) that are unrated or rated at the time of purchase in the lower rating categories by S&P or Moody's (i.e., ratings of BB or lower by S&P or Ba or lower by Moody's for corporate debt obligations and ratings below A-3 by S&P or Prime-3 by Moody's for commercial paper).

     6. Invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

     7. Invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables.

     8. Invest in options or futures (except for the Brandes International Equity Fund)

     9. Invest in when-issued securities (or delayed-delivery or forward commitment contracts)(except for the Brandes International Equity Fund).

     10. Invest in interest-only ("IO") or principal only ("PO") securities. However, this does not preclude investments in zero coupon bonds.

     11. Invest more than 25% of its net asset value in emerging markets (except for the Brandes International Equity Fund, which may invest up to 20% of its total assets), including no more than 5% of net asset value in Brady Bonds.

FUND-SPECIFIC RESTRICTIONS:

     12. The Brandes International Equity Fund (except as noted in restriction 13 below) and the Turner Core Growth Fund may not purchase illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 5% of the value of its total assets would be invested in assets that are either illiquid or are not readily marketable. The Frontier Capital Appreciation Fund and the Business Opportunity Value Fund may not invest in illiquid securities.

     13. The Brandes International Equity Fund, the Frontier Capital Appreciation Fund and the Business Opportunity Value Fund may not purchase restricted securities (except securities offered and sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, and except foreign securities offered and sold outside the United States) if, as a result thereof, more than 10% of the value of its total assets would be invested in restricted securities. The Turner Core Growth Fund may not invest in restricted securities.


     14. The Business Opportunity Value Fund, the Frontier Capital Appreciation Fund, and the Turner Core Growth Fund may invest no more than 15% of the value of their total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depository Receipts.

     15. The Brandes International Equity Fund, the Frontier Capital Appreciation Fund and the Business Opportunity Value Fund may not invest in warrants or rights (other than those acquired in units or otherwise attached to other securities) if, as a result thereof, more than 5% of the value of its total assets would be invested in warrants or rights, and each may not invest more than 2% of its total assets, calculated at the time of purchase, in warrants or rights that are not listed on the New York Stock Exchange or the American Stock Exchange. The Turner Core Growth Fund may not invest in warrants or rights.

     16. The Brandes International Equity Fund will not engage in forward foreign currency exchange contracts with respect to more than 5% of its assets. The other Funds will not enter into such contracts.


INTERPRETIVE RULES

     For purposes of the foregoing fundamental and non-fundamental limitations, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. In addition, with regard to exceptions recited in a restriction, a Fund may only rely on an exception if its investment objective or policies otherwise permit it to rely on the exception.

TEMPORARY DEFENSIVE POSITIONS

     Each fund may, for temporary defensive purposes, invest in any type of securities which the Sub-Adviser believes to be more conservative than the securities in which the Fund normally invests.

PORTFOLIO TURNOVER


     The portfolio turnover rate is calculated for each Fund by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of that Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. For each of the fiscal years ended December 31, 2005 and 2004, the portfolio turnover rates for the Funds were as follows:



                                                    2005 PORTFOLIO      2004 PORTFOLIO
                             FUND                    TURNOVER RATE       TURNOVER RATE
                             ----                    -------------       -------------
          Brandes International Equity Fund               27%                 27%

          Turner Core Growth Fund                        149%                158%

          Frontier Capital Appreciation Fund              29%                 44%

          Business Opportunity Value Fund                111%                 85%


High rates of portfolio turnover involve correspondingly greater expenses which must be borne by a Fund.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The Company has adopted policies and procedures that govern the disclosure of the Funds' portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders. Such disclosure is only permitted if the Company's Chief Compliance Officer concludes that it is being done in a manner that, among other things, does not put the interests of the Company's Adviser, Sub-Advisers, M Holdings Securities, Inc., or any affiliated person of the Company, the Adviser, Sub-Advisers or M Holdings Securities, Inc., above those of Fund shareholders. Under no circumstances does the Adviser, any Sub-Adviser, or the Company's custodian, transfer agent, and administrator (Investors Bank & Trust Company) receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.


     WEBSITE DISCLOSURE OF FUND PORTFOLIO HOLDINGS. The Company will provide complete lists of each Fund's portfolio holdings as of the end of each month on its website at www.mfin.com. Once you reach the website, you can find the portfolio holdings by looking under the Products/Service link and clicking on the M Fund arrow, you will find a hyperlink to the current holdings list. The Company intends to post the holdings no later than the fifth business day of the succeeding month.


     Each month's complete list of the Fund's portfolio holdings will remain available on www.mfin.com until the Company files with the SEC a Form N-CSR or a Form N-Q for the period that includes the date as of which that list of portfolio holdings was current. The Company makes Form N-CSR filings for the second and fourth fiscal quarters on or shortly before the 70th day following the end of those quarters, and Form N-Q filings for the first and third fiscal quarters on or shortly before the 60th day following the end of those quarters. Each filing discloses the Funds' portfolio holdings as of the end of the applicable quarter.

     DISCLOSURE OF FUND PORTFOLIO HOLDINGS TO APPROVED RECIPIENTS. Under limited circumstances, as described below, a Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication on our website. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty not to disclose or trade on the nonpublic information.


     - PORTFOLIO MANAGERS. Of course, portfolio managers of the Funds shall have full daily access to portfolio holdings for the Fund for which they have direct management responsibility, since they make the investment decisions that determine the portfolio holdings. Portfolio managers may also release and discuss portfolio holdings with various broker-dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.


     - THE ADVISER AND SUB-ADVISERS. Personnel of the Adviser and personnel of the Sub-Advisers other than portfolio managers may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser and the Sub-Advisers to provide their management, administrative, and investment services to the Funds.

     - INVESTORS BANK & TRUST COMPANY. Since Investors Bank & Trust Company is the custodian, transfer agent, and administrator for the Funds, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Company.

     - RATING AGENCIES. Standard & Poor's ("S&P") and Moody's Investors Services ("Moody's") may receive the Funds' full portfolio holdings for rating purposes. They would normally receive portfolio holdings information, generally on the first business day of the month.

     - RANKING AGENCIES. Morningstar and Lipper Analytical Services may also receive the Funds' full portfolio holdings, generally on the first business day of the month.

     In addition, the Company and/or the Adviser and Sub-Advisers may occasionally disclose to certain broker-dealers information regarding a Fund's portfolio holdings for the purpose of helping the portfolio managers to determine the Funds' portfolio management and trading strategies. Such disclosure would only be made subject to a written confidentiality agreement that prohibits releasing the information or trading based upon the information.

     ADDITIONS TO LIST OF APPROVED RECIPIENTS. The Company has designated the Chief Compliance Officer as the person responsible for, and whose prior approval is required for, any disclosure of the Funds' portfolio securities to persons other than those listed above sooner than one day after the publication of the portfolio holdings on www.mfin.com. In such cases, the recipient must have a legitimate business need for the information, and the disclosure of the information must be subject to a written confidentiality agreement that prohibits trading based on the information.

     COMPLIANCE WITH PORTFOLIO HOLDINGS DISCLOSURE PROCEDURES. On at least an annual basis, the Company's Chief Compliance Officer will provide to the Board of Directors a report that includes compliance with the Funds' portfolio holdings disclosure procedures. The Board of Directors will be provided a current copy of the procedures for their review and approval.

     There is no assurance that the Company's policies on the disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

                             MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS

     Overall responsibility for management and supervision of the Company rests with the Board of Directors. The Directors approve all significant agreements between the Company and the persons and companies that furnish services to the Company.

MANAGEMENT INFORMATION

     The Director who is an "Interested Person" of the Company for purposes of the 1940 Act is listed below together with his position with the Company and a brief statement of his principal occupation during the past five years and any positions held with affiliates of the Company:


                               TERM OF                                                      NUMBER OF
                              OFFICE **                                                   PORTFOLIOS IN        OTHER
                                 AND       POSITION(S)                                     FUND COMPLEX    DIRECTORSHIPS
      NAME, ADDRESS,           LENGTH OF    HELD WITH    PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY        HELD BY
        AND D.O.B.           TIME SERVED      FUND                PAST 5 YEARS               DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
Peter W. Mullin*             Indefinite    Director     Chairman, Mullin Consulting,            4              Avery
Mullin Consulting Inc.                                  Inc. (insurance agency).                             Dennison;
644 South Figueroa St.       Ten Years                                                                      Mrs. Fields
Los Angeles, CA 90017                                                                                        Original
(Born:  1/14/41)                                                                                           Cookies, Inc.



*Peter W. Mullin, a Director of the Company, owns or controls 27.61% of M Financial Group, which controls the Adviser.


     The Directors who are not "Interested Persons" of the Company for purposes of the 1940 Act are listed below together with their respective positions with the Company and a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Company:


                                                                                     NUMBER OF
                         TERM OF OFFICE                                            PORTFOLIOS IN
                              **                                                       FUND
                              AND         POSITION(S)   PRINCIPAL OCCUPATION(S)       COMPLEX
     NAME, ADDRESS,        LENGTH OF       HELD WITH           DURING               OVERSEEN BY     OTHER DIRECTORSHIPS HELD BY
       AND D.O.B.         TIME SERVED        FUND            PAST 5 YEARS            DIRECTOR                 DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
Gerald Bidwell           Indefinite       Director      Retired.  Through 2003,         4                       N/A
320 SW Sixth Ave.                                       President and Chief
Portland, OR 97204       Ten Years                      Executive Officer,
(Born:  6/6/42)                                         Bidwell  & Co. (discount
                                                        brokerage firm).

Neil E. Goldschmidt      Indefinite       Director      Retired.  Through 2004,         4                       N/A
P.O. Box 9                                              President, Neil
Dundee, OR  97115        Ten Years                      Goldschmidt, Inc. (law
(Born:  6/16/40)                                        firm).

Philip W. Halpern        Indefinite       Director      Vice President and Chief        4           Blake Morrow Inc.; Dow Jones
375 East 57th St.                         and           Investment Officer, The                     Hedge Fund Institutional
Chicago, IL 60637        Ten Years        Chairman of   University of Chicago,                      Benchmark Committee; LC
(Born:  7/19/54)                          the Board     from July 21, 1998 to                       Capital Management; RREEF
                                                        2004.                                       America
                                                                                                    REIT II, Inc.; SunTx Capital
                                                                                                    Partners; Tellus, LP

W. Dana Northcut         Indefinite       Director      Principal, Chicago              4                       N/A
140 South Dearborn St.                                  Partners; Adjunct
Suite 1500               Two Years                      Associate Professor of
Chicago, IL 60603                                       Accounting, Graduate
(Born: 3/1/56)                                          School of Business,
                                                        University of Chicago.



**Each Director serves for an indefinite term in accordance with the current by-laws of M Fund, Inc. until the date a Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Articles of Incorporation of M Fund, Inc.


     The Officers of the Company are listed below together with their respective positions with the Company and a brief statement of their principal occupations during the past five years and any positions held with affiliates of the
Company:


                     TERM OF    LENGTH OF                                          PRINCIPAL OCCUPATION(S) DURING
 NAME AND D.O.B      OFFICE    TIME SERVED     POSITION(S) HELD WITH THE COMPANY              PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Gerald J. Graves*   One Year   Since 3/2/06   President                            President of M Fund, Inc., M
(Born 12/21/61)                                                                    Financial Investment Advisers,
                                                                                   Inc. and M Financial Asset
                                                                                   Management Inc., Senior Vice
                                                                                   President and Chief Operating
                                                                                   Officer of Schwab
                                                                                   Institutional, Managing
                                                                                   Partner of Leap Partners, LLC

David W. Schutt*    One Year   Ten Years      Secretary and Treasurer              Secretary of M Life and
(Born:  7/4/55)                                                                    Director of Finance for M
                                                                                   Financial Group.

JoNell Hermanson*   One Year   Two Years      Chief Compliance Officer             Vice President of Sales and
(Born:  7/25/59)                                                                   Support and Marketing Officer
                                                                                   for M Financial Investment
                                                                                   Advisers, Inc., Director of
                                                                                   Product Development and Sales
                                                                                   Support for M Financial Group,
                                                                                   1993-2003.



*"Interested Person" of the Company for purposes of the 1940 Act. Mr. Graves serves as President of the Company, the Adviser and M Financial Asset Management Inc. Mr. Schutt serves as Secretary and Treasurer of the Adviser and M Holdings Securities, Inc. Ms. Hermanson serves as Chief Compliance Officer of the Adviser. The address of Messrs. Graves and Schutt and Ms. Hermanson is M Fund, Inc., M Financial Center, 1125 NW Couch Street, Portland, Oregon 97209.

     Messrs. Bidwell, Goldschmidt, Halpern and Northcut are members of the Audit and Nominating Committees of the Boards. Mr. Northcut is Chairman of the Audit Committee. The Audit Committee operates under a written charter approved by the Board. The purposes of the Audit Committee include overseeing the accounting and financial reporting processes of the Funds and the audits of the Funds' financial statements. Accordingly, the Committee assists the Board in its oversight of (i) the integrity of the Funds' financial statements; (ii) the independent accountants' qualifications and independence; and (iii) the performance of the Funds' internal audit function and independent accountants. The Company's Nominating Committee, among other things, nominates persons to fill vacancies on the Board. The Nominating Committee does not have a procedure to consider nominees for the position of Director recommended by shareholders. The Audit and Nominating Committees were established by the Board at a meeting held on February 10, 2004. During the past calendar year, the Audit Committee met two times and the Nominating Committee met once.

     There is no family relationship between any of the Directors or Officers listed above.


     Each non-interested Director receives as compensation an annual retainer of $20,000 plus $1,500 per meeting of the Board which he attends. Each member of the Audit Committee receives as compensation $1,500 per meeting of the Audit Committee which he attends. Mr. Halpern, as Chairman of the Board, receives additional annual compensation of $10,000. Mr. Northcut, as Chairman of the Audit Committee, receives additional annual compensation of $10,000.


     Directors and Officers, as a group, owned no Fund shares as of December 31, 2005.

     No non-interested Director or member of his immediate family has an ownership interest in any of the Adviser, principal underwriter, or any company directly or indirectly controlling or under common control with, the adviser or underwriter.

     During the year ended December 31, 2005, the Directors of the Company received the following compensation from the Company:



                                                     PENSION OR
                                                 RETIREMENT BENEFITS                   COMPENSATION FROM
                               AGGREGATE         ACCRUED AS PART OF   TOTAL ESTIMATED   THE COMPANY AND
NAME OF PERSON,           COMPENSATION FROM THE    THE COMPANY'S      ANNUAL BENEFITS  FUND COMPLEX PAID
POSITION                         COMPANY              EXPENSES        UPON RETIREMENT    TO DIRECTORS
--------------------------------------------------------------------------------------------------------
Peter W. Mullin
Director                         $      0                $ 0                $ 0             $      0

Gerald Bidwell
Director                         $ 24,500                $ 0                $ 0             $ 24,500

Neil E. Goldschmidt
Director                         $ 21,500                $ 0                $ 0             $ 21,500

Philip W. Halpern
Director and Chairman            $ 32,000                $ 0                $ 0             $ 32,000
of the Board

W. Dana Northcut
Director                         $ 32,000                $ 0                $ 0             $ 32,000


     No officer, director or employee of the Adviser or sub-advisers receives any compensation from the Company for serving as a director or officer of the Company.

CODES OF ETHICS

     Rule 17j-1 of the Investment Company Act of 1940, as amended, addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires funds and their investment advisers and principal underwriters to adopt a code of ethics and to report periodically to the Board of Directors on issues raised under its code of ethics. To assure compliance with these restrictions, the Company, the Adviser, the Sub-Advisers and the Distributor each have adopted and agreed to be governed by a code of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees. The codes of ethics of the Company, the Adviser, the Sub-Advisers and the Distributor permit covered employees to invest in securities, including securities that may be purchased or held by the Funds. However, such personal securities transactions must avoid actual or potential conflicts of interest with the Funds.


     Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-551-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov.


PROXY VOTING PROCEDURES


     The Funds have delegated proxy voting responsibilities to the Sub-Advisers subject to the Board of Directors' oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds' and their shareholders' best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser and Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the "Proxy Voting Procedures"). The Proxy Voting Procedures address, among other things, situations where a vote may present material conflicts of interest between the interests of the Fund and the interest of the Adviser, Sub-Advisers and their affiliates. The Proxy Voting Procedures are provided in Appendix C to this SAI.


     Information regarding how the Funds' voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Company toll-free at (888) 736-2878; and (2) on the SEC's website at http://www.sec.gov.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


     M Financial Investment Advisers, Inc. is the investment adviser of the Company and its Funds. Gerald J. Graves, President of the Company, serves as President of the Adviser, David W. Schutt, Secretary and Treasurer of the Company, serves as Secretary and Treasurer of the Adviser and JoNell Hermanson, Chief Compliance Officer of the Company, serves as Chief Compliance Officer of the Adviser.


     The Adviser is controlled by M Financial Holdings Incorporated, which does business under the name M Financial Group ("M Financial Group"). M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group. M Financial Group receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents.


     The Adviser was organized on September 11, 1995. Although the Adviser is not primarily responsible for the daily management of the Funds, the Adviser oversees the management of the assets of the Funds by each of the Sub-Advisers. In turn, each Sub-Adviser is responsible for the day-to-day management of a specific Fund.


INVESTMENT ADVISORY AGREEMENT

     The Adviser has entered into an investment advisory agreement with the Company under which the Adviser assumes overall responsibility, subject to the ongoing supervision of the Company's Board of Directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of each of the Funds by the Sub-Advisers. The Adviser, on behalf of the Company, has entered into sub-advisory agreements with (i) Brandes Investment Partners, L.P. with respect to the Brandes International Equity Fund,
(ii) Turner Investment Partners, Inc. with respect to the Turner Core Growth Fund, (iii) Frontier Capital Management Company, LLC with respect to the Frontier Capital Appreciation Fund and (iv) Iridian Asset Management, LLC with respect to the Business Opportunity Value Fund. The Adviser provides or arranges for the provision of the overall business management and administrative services necessary for the Company's operations and furnishes or procures any other services and information necessary for the proper conduct of the Company's business. The Adviser also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, administrator, and accounting services agent. The Adviser is also responsible for overseeing the Company's compliance with the requirements of applicable law and with each Fund's investment objective, policies, and restrictions. The Sub-Advisers provide the day-to-day portfolio management for the respective Funds.

     The investment advisory agreement provides that the Adviser may render similar services to others (although there is no current intent for the Adviser to do so) so long as the services that it provides to the Company are not impaired thereby. The investment advisory agreement also provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Company, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment advisory agreement, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.


     The current investment advisory agreement and sub-advisory agreements (each an Agreement) will remain in effect for two years from their effective date and from year to year thereafter, provided such continuance is specifically approved as to each Fund at least annually by (a) the vote of a majority of the outstanding voting securities of that Fund or by the Board of Directors, and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement will terminate automatically if assigned (as defined in the 1940 Act). Each Agreement is also terminable as to any Fund at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund (a) without penalty and (b) on 60 days' written notice to the Adviser. Each Agreement is also terminable by the Adviser on 90 days' written notice to the Company.


     As compensation for its services, the Adviser receives a fee (paid by the Funds) based on the average daily net assets of the applicable Fund at the following annual rates:

          FUND                                                        ADVISORY FEE
          ------------------------------------------------------------------------------------
          Brandes International Equity Fund                    1.10% of first $10 million
                                                                0.95% of next $10 million
                                                                0.75% of next $30 million
                                                           0.65% on amounts above $50 million

          Turner Core Growth Fund                                         0.45%

          Frontier Capital Appreciation Fund                              0.90%

          Business Opportunity Value Fund                      0.65% of first $50 million
                                                                0.60% of next $50 million
                                                               0.55% of next $100 million
                                                           0.50% on amounts above $200 million


     For the years ended December 31, 2005, December 31, 2004 and December 31, 2003 respectively, the Funds incurred the following amounts as investment advisory fees payable to the Adviser: Brandes International Equity Fund $2,027,159, $1,491,029 and $990,054; Turner Core Growth Fund $543,776, $454,254
and $329,521; Frontier Capital Appreciation Fund $1,311,703, $1,243,468 and $835,137; and Business Opportunity Value Fund $338,490, $156,817 and $93,220.


EXPENSES OF THE COMPANY

     The Company incurs certain operating and general administrative expenses in addition to the Adviser's fee. These expenses, which are accrued daily, include but are not limited to: taxes; expenses for legal and auditing services; costs of printing; charges for custody services; transfer agent fees, if any; expenses of redemption of shares; expense of registering shares under federal and state securities laws; accounting costs; insurance; dues of trade associations; interest; brokerage costs; and other expenses properly payable by the Company.

     In general, each Fund is charged for the expenses incurred in its operations as well as for a portion of the Company's general administrative expenses, allocated on the basis of the asset size of the respective Funds, or by the Board of Directors as appropriate. Expenses other than the Adviser's fee that are borne directly and paid individually by a Fund include, but are not limited to, brokerage commissions, dealer markups, taxes, custody fees, expenses of redemption, and other costs properly payable by the Fund. Expenses which are allocated among the Funds include, but are not limited to, Directors' fees and expenses, independent accountant fees, transfer agent fees, insurance costs, legal fees, and all other costs of operation properly payable by the Company.


     For the period from May 1, 2006 to April 30, 2007, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. For the period from May 1, 2005 to April 30, 2006, the Adviser contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. For the period from May 1, 2004 to April 30, 2005, the Adviser contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. Prior to May 1, 2004, the Adviser had voluntarily agreed to pay expenses of the Company (but not including the advisory fee, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund, exceeded 0.25% of the Fund's estimated average daily net assets on an annual basis. For the year ended December 31, 2005, the Adviser paid $56,119 on behalf of Business Opportunity Value Fund and $0 for each of Brandes International Equity Fund, Turner Core Growth Fund, and Frontier Capital Appreciation Fund.

SUB-ADVISERS

     The Adviser has retained the services of four Sub-Advisers to provide the day-to-day portfolio management for the Funds.

BRANDES INVESTMENT PARTNERS, L.P.


     Brandes Investment Partners, L.P., Sub-Adviser to the Brandes Fund, is located at 11988 El Camino Real, Suite 500, San Diego, California. Brandes is 100% beneficially owned, either directly or indirectly, by senior professionals of the firm. Brandes' Large Cap Investment Committee is responsible for the day-to-day management of the Fund. The Large Cap Investment Committee is comprised of approximately nine investment professionals including Messrs. Glenn Carlson, Doug Edman, Brent Woods, William Pickering and Ms. Amelia Morris who are also members of the Investment Oversight Committee. The Investment Oversight Committee monitors the investment process of and establishes broad standards and policies to be followed by each of Brandes' Investment Committees. Each member is responsible for advising the following types of accounts:



                          REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                                COMPANIES                            COMPANIES                  SEPARATELY MANAGED ACCOUNTS
                         NUMBER       TOTAL ASSETS OF                      TOTAL ASSETS OF                   TOTAL ASSETS OF
                          OF              ACCOUNTS          NUMBER OF          ACCOUNTS        NUMBER OF       ACCOUNTS
                        ACCOUNTS          MANAGED           ACCOUNTS           MANAGED          ACCOUNTS        MANAGED
  Glenn Carlson           11          $ 10,565,000,000        56           $ 11,337,000,000      17,083      $ 79,971,000,000

  Douglas Edman            7          $ 10,181,000,000        35           $ 10,129,000,000      15,640      $ 74,359,000,000

   Brent Woods            11          $ 10,565,000,000        56           $ 11,337,000,000      17,083      $ 79,971,000,000

William Pickering         11          $ 10,565,000,000        56           $ 11,337,000,000      17,083      $ 79,971,000,000

  Amelia Morris           11          $ 10,565,000,000        56           $ 11,337,000,000      17,083      $ 79,971,000,000


     The advisory fee for managing almost all of these accounts is not based on the performance of the account. However, for 22 of these accounts, Brandes receives an advisory fee based on the performance of the account as shown below:


                          REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                                COMPANIES                            COMPANIES                  SEPARATELY MANAGED ACCOUNTS
                         NUMBER       TOTAL ASSETS OF                      TOTAL ASSETS OF                   TOTAL ASSETS OF
                          OF              ACCOUNTS          NUMBER OF          ACCOUNTS        NUMBER OF       ACCOUNTS
                        ACCOUNTS          MANAGED           ACCOUNTS           MANAGED          ACCOUNTS        MANAGED
  Glenn Carlson            0                $ 0                0                 $ 0               20        $ 10,360,881,848

    Doug Edman             0                $ 0                0                 $ 0               17        $  9,656,543,014

   Brent Woods             0                $ 0                0                 $ 0               20        $ 10,360,881,848

William Pickering          0                $ 0                0                 $ 0               20        $ 10,360,881,848

  Amelia Morris            0                $ 0                0                 $ 0               20        $ 10,360,881,848



     The advisory fee structures may create a conflict of interest for Brandes when compared to accounts where Brandes is paid based on a percentage of assets. The conflict is that Brandes may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts. Additionally, Brandes' internal controls are tested on a routine schedule as part of the firm's Compliance Monitoring Program.

     INVESTMENT OPPORTUNITIES. It is possible that at times identical securities will be held by more than one fund and/or account. If the Large Cap Investment Committee identifies a limited investment opportunity that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions to provide, over the long-run, fair treatment for each client account.

     Because members of the Large Cap Investment Committee may invest in a fund or other account that they are involved in the management of, a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes' investment decision-making and trade allocation policies and procedures are designed to ensure that none of Brandes' clients are disadvantaged in Brandes' management of accounts.

     The firm's compensation structure for portfolio managers/analysts is three-fold: competitive base salaries, participation in an annual bonus plan and eligibility for participation in the firm's equity through partnership or phantom equity. Compensation for the portfolio managers and analysts is fixed. Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria. The criteria include research productivity, performance of portfolio management professionals and the attainment of client service goals. There is no difference in methodology of compensation amongst the accounts managed by these portfolio managers/analysts.


     As of December 31, 2005, Brent Woods, Douglas Edman, William Pickering and Amelia Morris beneficially owned no shares of M Fund. As of December 31, 2005, Glenn Carlson beneficially owned beneficially between $10,001-$50,000 worth of shares of M Fund through a life insurance policy.


TURNER INVESTMENT PARTNERS, INC.

     Turner Investment Partners, Inc., Sub-Adviser to the Turner Fund, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. Turner is independent and employee-owned. Messrs. Robert Turner, Mark Turner and Robb Parlanti are responsible for the day-to-day management of the Fund. Each portfolio manager is responsible for advising the following types of accounts:


                          REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                                COMPANIES                            COMPANIES                  SEPARATELY MANAGED ACCOUNTS
                         NUMBER       TOTAL ASSETS OF                      TOTAL ASSETS OF                   TOTAL ASSETS OF
                          OF              ACCOUNTS          NUMBER OF          ACCOUNTS        NUMBER OF       ACCOUNTS
                        ACCOUNTS          MANAGED           ACCOUNTS           MANAGED          ACCOUNTS        MANAGED
Robert E. Turner          22          $  4,300,000,000         29          $    609,000,000        92        $  7,400,000,000

  Mark Turner             12          $  1,900,000,000         17          $    429,000,000        67        $  5,600,000,000

 Robb Parlanti             5          $    529,000,000         12          $    286,000,000        49        $  3,800,000,000


    In addition, advisory fees for two Registered Investment Company and several other accounts are based on the performance of the account as shown below:

                          REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                                COMPANIES                            COMPANIES                  SEPARATELY MANAGED ACCOUNTS
                         NUMBER       TOTAL ASSETS OF                      TOTAL ASSETS OF                   TOTAL ASSETS OF
                          OF              ACCOUNTS          NUMBER OF          ACCOUNTS        NUMBER OF       ACCOUNTS
                        ACCOUNTS          MANAGED           ACCOUNTS           MANAGED          ACCOUNTS        MANAGED
Robert E. Turner           3          $    788,000,000        None               $ 0                1        $     19,000,000

  Mark Turner              2          $    759,000,000        None               $ 0               None      $              0

 Robb Parlanti            None        $              0        None               $ 0               None      $              0

    The information for Robert Turner, Mark Turner and Robb Parlanti in the above tables is as of December 31, 2005.

    As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, related to the side by side management of accounts with performance based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

    Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to the performance of the Russell 1000 Growth Index. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the investment team and all portfolio managers for the Fund, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

    The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer (CIO) is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.


     As of December 31, 2005, Robert Turner, Mark Turner and Robb Parlanti did not beneficially own any shares of the Turner Core Growth Fund.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC


     Frontier Capital Management Company LLC, Sub-Adviser to the Frontier Fund, is located at 99 Summer Street, Boston, Massachusetts. Frontier is 34% owned by Frontier management and 66% indirectly owned by Affiliated Managers Group, Inc. ("AMG"), an asset management holding company located at 600 Hale Street, Prides Crossing, Massachusetts 01965. As of December 31, 2005, AMG had 26 affiliates that collectively manage approximately $184 billion in assets. Mr. Michael Cavarretta is responsible for the day-to-day management of the Fund. Mr. Cavarretta is responsible for advising the following types of accounts:

                          REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                                COMPANIES                            COMPANIES                  SEPARATELY MANAGED ACCOUNTS
                                      TOTAL ASSETS OF                      TOTAL ASSETS OF                   TOTAL ASSETS OF
                        NUMBER OF         ACCOUNTS          NUMBER OF          ACCOUNTS        NUMBER OF       ACCOUNTS
                        ACCOUNTS          MANAGED           ACCOUNTS           MANAGED          ACCOUNTS        MANAGED
Michael Cavarretta        2           $    283,492,217          2          $     21,069,384        29        $ 1,023,538,936

     An advisory fee based on the performance of an account is applied only to one separately managed account managed by Mr. Cavarretta as shown below:

                          REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                                COMPANIES                            COMPANIES                  SEPARATELY MANAGED ACCOUNTS
                                      TOTAL ASSETS OF                      TOTAL ASSETS OF                   TOTAL ASSETS OF
                        NUMBER OF         ACCOUNTS          NUMBER OF          ACCOUNTS        NUMBER OF       ACCOUNTS
                        ACCOUNTS          MANAGED           ACCOUNTS           MANAGED          ACCOUNTS        MANAGED
Michael Cavarretta         0                $ 0                 0                $ 0               1         $     10,918,280

     In connection with its management of client accounts, Frontier is subject to a number of potential conflicts of interest. An advisory fee based on the performance of an account may create a conflict of interest for Frontier when compared to accounts where Frontier is paid based on a percentage of assets. The conflict is that Frontier may have an incentive to allocate securities preferentially to the account where Frontier might share in investment gains. In order to address this potential conflict, Frontier's trade allocation procedures are designed to ensure that allocations of orders among all Frontier client accounts are made in a fair and equitable manner and may not be based on the amount or structure of management fees.

     Other potential conflicts include the allocation of securities among similar strategies; the allocation of IPOs; soft dollars and other brokerage practices; personal trading by employees and the management of proprietary accounts. Frontier believes that it has written policies and procedures in place that are reasonably designed to address these and other potential conflicts of interest.

     Frontier's portfolio manager compensation program consists of a base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier's portfolio managers are equity owners of Frontier, which entitle them to share in the firm's profits and the long-term growth of the firm. The annual bonus is variable and based primarily upon management fee revenues generated from client accounts. There is no difference in methodology of compensation amongst the accounts managed by any portfolio manager.


     As of December 31, 2005, Mr. Cavarretta did not beneficially own any shares of the Business Opportunity Value Fund.

IRIDIAN ASSET MANAGEMENT LLC


     Iridian Asset Management LLC ("Iridian"), Sub-Adviser to the Business Opportunity Value Fund, is located at 276 Post Road West, Westport, Connecticut. Iridian is 16% owned by its key management employees and 84% owned by the Bank of Ireland, whose principal offices are located in Dublin, Ireland. Messrs. David Cohen and Thomas Zankel are responsible for the day-to-day management of the Fund. Each portfolio manager is responsible for advising the following types of accounts:


                          REGISTERED INVESTMENT               OTHER POOLED INVESTMENT
                                COMPANIES                            COMPANIES                  SEPARATELY MANAGED ACCOUNTS
                                      TOTAL ASSETS OF                      TOTAL ASSETS OF                   TOTAL ASSETS OF
                        NUMBER OF         ACCOUNTS          NUMBER OF          ACCOUNTS        NUMBER OF       ACCOUNTS
                        ACCOUNTS          MANAGED           ACCOUNTS           MANAGED          ACCOUNTS        MANAGED
 David Cohen               3          $    909,203,000         5           $    616,947,000       174        $  8,874,843,000

Thomas Zankel              2          $    139,323,000         4           $    341,113,000        29        $ ,1,301,363,000


     An advisory fee based on the performance of an account is applied only to the separately managed accounts managed by Mr. Cohen.

     Iridian serves as portfolio managers to certain clients and unregistered investment companies that may utilize an investment program that is substantially similar to that of the Fund managed by Messrs. Cohen and Zankel. In addition, Iridian currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, Iridian's investment management activities may present con?icts between the interests of the Fund and those of the Adviser and/or Iridian and potentially among the interests of various accounts managed by the Adviser and/or Iridian, principally with respect to allocation of investment opportunities among similar strategies. Although Iridian has adopted allocation procedures intended to provide for equitable treatment of all accounts, it is possible that unforeseen or unusual circumstances may arise requiring case-by-case treatment. The allocation procedures generally contemplate like treatment for like accounts, with exceptions for various special considerations, including an account's tax position, concentration tolerance or minimum investment size policies.

     Iridian's portfolio manager compensation is a combination of salary, discretionary bonus and automatic participation in a company-funded retirement plan. Cash bonuses are the most significant portion of total compensation, and annual bonus compensation is based on a portfolio manager's (i) success at moving the investment process forward; (ii) generation of successful research ideas; and (iii) the extent of his or her participation in the firm's overall success. Iridian's portfolio managers are not compensated for new business development and client retention.

     In addition, Iridian has established a program in which it will grant interests in Iridian akin to stock options to current and future employees as a form of long-term incentive. The program is designed to allow investment staff and other key employees to participate in the long-term growth of the value of the ?rm. Once awarded, these interests start to vest after three years, 25% each year thereafter.


     As of December 31, 2005, neither Mr. Cohen nor Mr. Zankel beneficially owned any shares of the Business Opportunity Value Fund.


SUB-ADVISORY FEES

     As compensation for their services, each Sub-Adviser receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund at the following annual rates:


          FUND                                                       SUB-ADVISORY FEE
          ----                                                       ----------------
          Brandes International Equity Fund                   0.95% on the first $10 million
                                                               0.80% on the next $10 million
                                                               0.60% on the next $30 million
                                                             0.50% on amounts over $50 million

          Turner Core Growth Fund                                          0.30%

          Frontier Capital Appreciation Fund                               0.75%

          Business Opportunity Value Fund                       0.50% of first $50 million
                                                                 0.45% of next $50 million
                                                                0.40% of next $100 million
                                                            0.35% on amounts above $200 million



     Since they are paid by the Adviser, the sub-advisory fees form a portion of, and are not in addition to, the Advisory fees described in the Prospectus. For the years ended December 31, 2005, December 31, 2004 and December 31, 2003 respectively, the Adviser paid the Sub-Advisers the following sub-advisory fees:
Brandes International Equity Fund $ 1,584,733, $1,171,176 and $785,811; Turner Core Growth Fund $ 362,543, $302,836 and $219,681; Frontier Capital Appreciation Fund $ 1,093,403, $1,036,224 and $695,947; and Business Opportunity Value Fund $ 260,116, $120,628 and $71,708.

     CHANGE OF SUB-ADVISERS. The Company and the Adviser have received an exemptive order from the SEC that permits the Adviser, with the approval of the Company's Board of Directors, to retain a different Sub-Adviser for a Fund, as well as change the terms of a sub-advisory contract, without submitting the investment sub-advisory agreements to a vote of the Fund's shareholders. The Company will notify shareholders in the event of any change in the identity of the Sub-Adviser of a Fund.

     Brandes Investment Partners, L.P. replaced Edinburgh Fund Managers PLC as the Sub-Adviser to the Brandes International Equity Fund effective June 30, 1998. At the same time, the Fund's name was changed from Edinburgh Overseas Equity Fund to Brandes International Equity Fund.

DISTRIBUTOR

     M Holdings Securities, Inc. acts as the distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Holdings, Incorporated ("M Financial Group"). No fees are due the Distributor for these services. The principal executive offices of the Distributor are located at M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, Oregon 97209. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers ("NASD"). David W. Schutt, Secretary and Treasurer of the Company, serves as Secretary and Treasurer of the Distributor.

CUSTODIAN AND TRANSFER AGENT

     Pursuant to a custodian agreement and a transfer agency and service agreement with the Company, Investors Bank & Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, MA 02116, holds the cash and portfolio securities of the Company as custodian and acts as the Company's transfer agent.

     Investors Bank is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Company, all as directed by persons authorized by the Company. Investors Bank does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of Investors Bank and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems. Pursuant to the custodian agreement, portfolio securities purchased outside the United States will be maintained in the custody of various other custodians or subcustodians, including foreign banks and foreign securities depositories, in accordance with regulations under the 1940 Act.

ADMINISTRATOR

     Pursuant to an Administration Agreement, Investors Bank provides certain administrative services to the Company, such as calculating each Fund's net asset value and standardized performance information, preparing annual and semi annual reports to shareholders and the SEC, preparing each Fund's tax returns, monitoring compliance and performing other administrative duties.


     For the years ended December 31, 2005, December 31, 2004 and December 31, 2003, the Company paid Investors Bank the following custody, fund accounting, transfer agency and administration fees: Brandes International Equity Fund $472,789, $354,453 and $222,045; Turner Core Growth Fund $154,746, $135,682 and
$135,167; Frontier Capital Appreciation Fund $163,995, $169,922 and $126,093;
and Business Opportunity Value Fund $116,888, $109,861 and $103,726.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, serves as the Funds' independent registered public accounting firm and will audit the Funds' financial statements annually.

LEGAL COUNSEL

     Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2415, has provided advice to the Company with respect to certain matters relating to federal securities laws.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of the Adviser or the Sub-Advisers. Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by a Sub-Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.


     In placing orders for portfolio securities of a Fund, its Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Sub-Advisers may consider such factors as (1) the market impact of a trade, (2) the execution capabilities of the broker or dealer, (3) the size of the transaction, (4) the difficulty of executing the transaction, (5) the operational facilities of the broker or dealer, and (6) the risk to the broker or dealer of positioning a block of securities. In addition, the Sub-Advisers may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, the Sub-Advisers and their affiliates, or other clients of the Sub-Advisers or their affiliates. Such research and investment services include statistical and economic data and research reports on particular companies and industries. Such services are used by the Sub-Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Funds, and the services furnished by such brokers may be used by the Sub-Advisers in providing investment sub-advisory services to the Funds.


     On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other advisory clients (including any other fund or other investment company or advisory account for which the Sub-Adviser or an affiliate acts as investment adviser), the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.


     The Funds paid the following brokerage commissions for the years ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively:
Brandes International Equity Fund $236,620, $201,251 and $156,297; Turner Core Growth Fund $294,373, $424,327 and $405,399; Frontier Capital Appreciation Fund $253,561, $332,742 and $250,881; and Business Opportunity Value Fund $127,659,
$68,463 and $34,840.

    As of December 31, 2005, the Funds owned securities of their "regular brokers or dealers" or their parents, as follows:



                                                                                                    VALUE
                                                                                                    -----
BRANDES INTERNATIONAL EQUITY FUND
Morgan Stanley & Company                                                                         $ 3,170,655
Goldman Sachs Group Incorporation                                                                $ 3,063,562
Credit Suisse First Boston Corporation                                                           $ 3,047,978
Lehman Brothers Incorporation                                                                    $ 2,674,595

TURNER CORE GROWTH FUND
Merrill Lynch & Company                                                                          $ 2,707,845
Morgan Stanley & Company                                                                         $ 1,870,011
Goldman Sachs Group Incorporation                                                                $ 1,806,848
Credit Suisse First Boston Corporation                                                           $ 1,797,657
Lehman Brothers Incorporation                                                                    $ 1,577,440

FRONTIER CAPITAL APPRECIATION FUND
Morgan Stanley & Company                                                                         $ 4,555,051
Goldman Sachs Group Incorporation                                                                $ 4,401,197
Credit Suisse First Boston Corporation                                                           $ 4,378,809
Lehman Brothers Incorporation                                                                    $ 3,842,397

BUSINESS OPPORTUNITY VALUE FUND
Morgan Stanley & Company                                                                         $ 1,913,202
Goldman Sachs Group Incorporation                                                                $   779,522
Credit Suisse First Boston Corporation                                                           $   775,556
Lehman Brothers Incorporation                                                                    $   680,549


                       CAPITAL STOCK AND OTHER SECURITIES

     The Company issues a separate class of shares for each Fund representing fractional undivided interests in that Fund. The Board of Directors has authority to divide or combine the shares of any Fund into greater or lesser numbers without thereby changing the proportionate beneficial interests in the Fund.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable and have no preemptive or conversion rights.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriting contracts and the election of Directors from the separate voting requirements of Rule 18f-2.

     Under normal circumstances, the Company will redeem shares of the Funds in cash within seven days. However, the right of a shareholder to redeem shares and the date of payment by the Company may be suspended for more than seven days for any period during which the NYSE is closed, other than the customary weekends or holidays, or when trading on the NYSE is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

     Under Maryland law, the Company is not required to hold annual shareholder meetings and does not intend to do so.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


Shares of the Funds will be owned by qualified pension plans, retirement plans, and insurance companies as depositors of separate accounts which are used primarily to fund variable annuity contracts and variable life insurance contracts. As of March 31, 2006, M Financial Holdings Inc., M Life Insurance Co., John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Company of Arizona, ING - Security Life of Denver, Lincoln National Life Insurance Co. and New York Life Insurance Co., through their separate accounts, the separate accounts of insurance company subsidiaries and direct ownership of seed money shares, owned all shares of the Funds. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds. As of March 31, 2006, the ownership of each Fund was as follows:



                                                  JOHN
                                                 HANCOCK                                                 LINCOLN
                        M                       VARIABLE       PACIFIC     PRUCO LIFE       ING -        NATIONAL     NEW YORK
                    FINANCIAL      M LIFE         LIFE          LIFE        INSURANCE      SECURITY        LIFE         LIFE
                     HOLDINGS     INSURANCE     INSURANCE     INSURANCE    COMPANY OF      LIFE OF      INSURANCE    INSURANCE
                       INC.          CO.           CO.           CO.         ARIZONA        DENVER          CO.          CO.
                       ----          ---           ---           ---         -------        ------          ---          ---
Brandes
International
Equity Fund             N/A         1.64%         42.74%        47.75%        1.12%          5.53%         1.02%        0.20%

Turner Core
Growth Fund            3.31%        3.04%         40.95%        30.69%        18.28%         2.35%         0.90%        0.48%

Frontier Capital
Appreciation Fund       N/A         2.43%         51.17%        39.84%        0.41%          5.00%         0.98%        0.17%

Business
Opportunity Value
Fund                   5.82%        6.12%         35.56%        45.12%        0.54%          5.74%         1.10%         N/A


The addresses of each owner of the Funds' shares are as follows:


M Financial Holdings Incorporated, and M Life Insurance Co., M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, OR 97209

John Hancock Variable Life Insurance Company, 529 Main Street, Charlestown, MA 02129
Pacific Life Insurance Co., 700 Newport Center Drive, Newport Beach, CA
92660
Pruco Life Insurance Company of Arizona, 213 Washington Street, Newark, NJ
07102
ING - Security Life of Denver, 1290 Broadway, Denver, CO 80203
Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, IN 46802
New York Life Insurance Company, 169 Lackawanna Avenue, Parsippany, NJ 07054

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     The net asset value per share, in accordance with procedures adopted by the Board of Directors, is calculated by determining the net worth of each Fund (assets, including securities at market value or amortized cost value, minus liabilities) divided by the number of that Fund's outstanding shares. All securities are valued as of the close of regular trading on the NYSE. Each Fund will compute its net asset value once daily as of the close of such trading (usually 4:00 p.m., New York time). In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio assets of the Funds are valued as follows:

     (a) securities and other investments traded on any U.S. exchange are valued at the last sale price on that exchange; if no sale occurs, securities traded on a U.S. exchange are valued at the mean between the closing bid and closing asked prices;

     (b) securities and other investments traded on the National Association of Securities Dealers Automated Quotation system ("Nasdaq") are valued at the Nasdaq Official Closing Price; if no sale occurs, securities traded on Nasdaq are valued at the mean between the closing bid and closing asked prices;

     (c) securities mainly traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the closing of the NYSE; however, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value; this may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund's NAV;

     (d) over-the-counter securities not quoted on Nasdaq are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices;

     (e) debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Sub-Adviser and approved by the Board of Directors if those prices are deemed by the Sub-Adviser to be representative of market values at the close of business of the NYSE;

     (f) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Sub-Adviser to be representative of market values, or for which market quotations are not readily available, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors; and

     (g) debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost, which approximates market value.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Directors.

     Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business in the U.S. on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days for the Company and days on which a Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of a majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the closing of the exchange they principally trade on and the close of regular trading on the NYSE may be reflected in a Fund's calculation of net asset value.

     Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

                         FEDERAL TAX STATUS OF THE FUNDS

THE FOLLOWING DISCUSSION OF THE FEDERAL TAX STATUS OF THE FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Company intends for each Fund to elect to be treated as a REGULATED INVESTMENT COMPANY under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a REGULATED INVESTMENT COMPANY each year. If a Fund: (1) continues to qualify as a REGULATED INVESTMENT COMPANY, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which the Company intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income tax on its earnings.

A Fund must meet several requirements to maintain its status as a REGULATED INVESTMENT COMPANY. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other REGULATED INVESTMENT COMPANIES, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other REGULATED INVESTMENT COMPANIES), or two or more issuers that are controlled by the Fund that are engaged in the same or similar trades or businesses or related trades or businesses.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

A REGULATED INVESTMENT COMPANY generally must distribute in each calendar year an amount equal to at least the sum or: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a REGULATED INVESTMENT COMPANY fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a REGULATED INVESTMENT COMPANY, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund. In order to avoid this excise tax, the Company intends that each of the funds will qualify for this exception each year or will make sufficient distributions to satisfy the excise tax avoidance requirements each year.

SECTION 817(h) DIVERSIFICATION REQUIREMENTS

Each Fund also intends to comply with Section 817(h) of the Code and regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in shares of a REGULATED INVESTMENT COMPANY registered under the 1940 Act as an open-end management investment company (such as the Funds) provided that such REGULATED INVESTMENT COMPANY satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) (or related provisions of the Code), a Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying REGULATED INVESTMENT COMPANY) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

- No more than 55% of a Fund's total assets may be represented by any one investment
-    No more than 70% by any two investments
-    No more than 80% by any three investments
-    No more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying REGULATED INVESTMENT COMPANY) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other REGULATED INVESTMENT COMPANIES. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

COMPLIANCE WITH APPLICABLE REQUIREMENTS

If for any taxable year a Fund fails to qualify as a REGULATED INVESTMENT COMPANY or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Fund fails to qualify as a REGULATED INVESTMENT COMPANY, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Funds' investment advisers and subadvisers and each Fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund's investment adviser and subadvisers might otherwise select.

INVESTMENTS IN FOREIGN SECURITIES

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund's assets to be invested within various countries is not now known. The Company intends that each Fund will operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency options contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a REGULATED INVESTMENT COMPANY, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (this is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a REGULATED INVESTMENT COMPANY, the Company seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund's books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in a Fund generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund Shares until amounts are withdrawn from the contract or plan. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO THE OWNERS OF VARIABLE LIFE INSURANCE CONTRACTS AND VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUSES FOR SUCH CONTRACTS. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PLAN PARTICIPANTS, SEE THE SUMMARY PLAN DESCRIPTION OR CONTACT YOUR PLAN ADMINISTRATOR.

                                OTHER INFORMATION

FINANCIAL STATEMENTS


     PricewaterhouseCoopers LLP acts as the Company's independent registered public accounting firm. The Financial Statements for the Funds, which are contained in the Company's Annual Report to Shareholders, are incorporated by reference in this SAI.


COMPANY NAME

     The Company's Articles of Incorporation acknowledge that the Company adopted its name through permission of M Life Insurance Company, an affiliate of the Adviser. Under certain circumstances, the Company has agreed to eliminate the name "M" from its name upon request of M Life Insurance Company.

OTHER INFORMATION

     The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including exhibits, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI are parts, each such statement being qualified in all respects by such reference.

                                   APPENDIX A

                     DESCRIPTION OF CORPORATE BOND RATINGS(1)

     DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.
--------------------------
(1) The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Rating Service ("S&P") at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligations to do so.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonably up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

DESCRIPTION OF STANDARD & POOR'S RATING SERVICE'S CORPORATE BOND RATINGS

INVESTMENT GRADE

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will like impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.

                                   APPENDIX B

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

               COMMERCIAL PAPER - MOODY'S INVESTORS SERVICE, INC.

"PRIME-1"- Commercial paper issuers related Prime-1 are judged to be one of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

"PRIME-2" - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

"PRIME-3" - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

              COMMERCIAL PAPER - STANDARD & POOR'S RATINGS SERVICE

"A" - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

"A-1" - This designation indicates that the degree of safety regarding timely payment is very strong.

"A-2" - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated "A-1".

"A-3" - Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                                   APPENDIX C

                     DESCRIPTION OF PROXY VOTING PROCEDURES

                                  M FUND, INC.
                                 (THE "COMPANY")

                              PROXY VOTING POLICIES

RELIANCE ON SUBADVISERS. The subadvisers ("Subadvisers") to the various series (the "Funds") of the Company are responsible for the day-to-day purchases and sales of portfolio securities for the Funds. As a result, each Subadviser will generally possess the best knowledge regarding the issuers of the securities held by the Fund that it manages, and is therefore in the best position to decide how to vote and should be responsible for voting proxies on such securities. For similar reasons, it is the policy of the Company that a Subadviser should follow its own policies and procedures for voting securities ("Subadviser Policies") for the Fund that it manages.

GENERAL REQUIREMENTS FOR SUBADVISER POLICIES. In light of the Company's policy to rely on the Subadviser Policies, the Company generally does not have specific requirements for the content of Subadviser Policies. However, the Company will review the Subadviser Policies to ensure that, under such Policies, proxies must be voted consistent with the best interests of each Fund as reasonably determined by the Subadviser and that the Subadviser has procedures in place that are reasonably designed to ensure that proxies for the Fund(s) that it manages will be so voted.

COMPLIANCE WITH RULES AND REGULATIONS. Of course, it is the Company's policy to comply with all applicable laws and regulations with respect to proxy voting. To this end, the Company will request such information from the Subadvisers as is reasonably necessary to report all information regarding proxy voting that is required in filings with the Securities and Exchange Commission or that it is necessary so that reports may be made periodically to the Board of Directors of the Company. The Company will also have standing instructions to the subadvisers to inform the Company of (a) any deviations from its policies or exceptions made in actually voting, and (b) any material changes to its policies.

                                                                    EFFECTIVE AS
                                                                              OF
                                                                   JUNE 27, 2003

BRANDES INVESTMENT PARTNERS, L.P.

PROXY VOTING POLICY

Brandes Investment Partners, L.P. ("Brandes") generally is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans ("plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Brandes' policy with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

     - Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;
     - Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and
     - Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

A. OBJECTIVE

Where Brandes is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our clients, which generally means voting proxies with a view to ENHANCING THE VALUE of the shares of stock held in client accounts.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, Brandes generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") (see discussion below) on these issues, although, on occasion Brandes abstains from voting on these issues.

When making proxy-voting decisions, Brandes generally adheres to its Proxy Voting Guidelines (the "Guidelines"), as revised from time to time by Brandes' Corporate Governance Committee. The Guidelines are described generally in an insert to our Form ADV, Part II and on our website, and are made available to clients on request. The Guidelines, which have been developed with reference to the positions of ISS, set forth Brandes' positions on recurring issues and criteria for addressing non-recurring issues and incorporates many of ISS' s standard operating policies.

B. ACCOUNTS FOR WHICH BRANDES HAS PROXY VOTING RESPONSIBILITY

     Brandes generally is responsible for voting proxies with respect to securities selected by Brandes and held in client accounts. Brandes' form Investment Advisory Agreement provides that Brandes is generally responsible for proxy voting unless the client has directed Brandes to the contrary in writing. As a general rule, Brandes does not, however, vote proxies for securities not selected by Brandes but that are nevertheless held in a client account or where Brandes otherwise is not vested with discretionary authority over securities held in a client account.

Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA plans. Where authority to manage ERISA plan assets has been delegated to Brandes, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed Brandes has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:
-    be in writing;
- state that Brandes is "precluded" from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and
- be consistent with the plan's documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

C. ADHERENCE TO CLIENT PROXY VOTING POLICIES

Although clients do not always have proxy-voting policies, if a client has such a policy and instructs Brandes to follow it, Brandes is required to comply with it except in any instance in which doing so would be contrary to the economic interests of the plan or otherwise imprudent or unlawful. In the case of ERISA plans, Brandes, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.

Brandes must TO THE EXTENT POSSIBLE comply with each client's proxy voting policy. If such policies conflict, Brandes may vote proxies to reflect each policy in proportion to the respective client's interest in any pooled account, for example (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D. ARRANGEMENTS WITH ISS. IRRC AND ADP

Brandes presently uses three outside firms, ISS, Investor Responsibility Research Center ("IRRC") and ADP Financial Services, Inc. (" ADP"), to assist in voting proxies.

- ISS is a premier proxy research, advisory, voting and vote-reporting service that specializes in global proxy voting. ISS's primary function with respect to Brandes is to apprise it of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals.

- IRRC is a pre-eminent source of high quality, impartial information on corporate governance and social responsibility issues affecting investors and corporations. IRRC does not advocate any one position with respect to the issues that it covers. IRRC seeks to provide information to Brandes which is objective and unbiased.

- ADP's Proxy Edge service is a premier electronic proxy voting and vote-tracking service. ADP's primary function with respect to Brandes is to apprise it of the shareholder meeting dates of securities holdings, forward copies of proxy materials, and vote proxies in accordance with our instructions.

Although we may consider ISS's and others' recommendations on proxy issues, Brandes bears ultimate responsibility for proxy voting decisions. For ERISA plans for which Brandes votes proxies, Brandes is not relieved of its fiduciary responsibility by following directions of ISS or the ERISA plans' named fiduciaries or by delegating proxy voting responsibility to another person.

E. CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of Brandes' clients and the interests of Brandes and its employees. Brandes must take steps reasonably designed to ensure that each decision to vote proxies is based on the clients' best interest. For example, conflicts of interest may arise when:
- Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with Brandes;
-    A proponent of a proxy proposal has a business relationship with Brandes;
- Brandes or one of its employees has business relationships with participants in proxy contests, corporate directors or director candidates; or
- A Brandes employee has a personal interest in the outcome of a particular matter before shareholders.

Brandes' Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest in accordance with such criteria as the Corporate Governance Committee establishes from time to time. If Brandes receives a proxy relating to an issuer that raises a conflict of interest, the Corporate Governance Committee shall determine whether the conflict is "material" to any specific proposal included within the proxy. The Corporate Governance Committee will determine whether a proposal is material as follows:

- Routine Proxy Proposals - Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest for Brandes, unless the Corporate Governance Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

- Non-Routine Proxy Proposals - Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Corporate Governance Committee determines that neither Brandes nor its personnel have such a conflict of interest. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (E.G., stock option plans, retirement plans, profit sharing or other special remuneration plans).
- Determining that a Non-Routine Proposal is Not Material - Although non-routine proposals are presumed to involve a material conflict of interest, the Corporate Governance Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Corporate Governance Committee must conclude that a proposal is not directly related to Brandes' conflict vis-a-vis the issuer. The Corporate Governance Committee will record in writing the basis for any such determination.

For any proposal where the Corporate Governance Committee determines that Brandes has a material conflict of interest, Brandes may vote a proxy regarding that proposal in any of the following manners:

- Refer Proposal to the Client - Brandes may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.
- Obtain Client Ratification - If Brandes is in a position to disclose the conflict to the client (I.E., such information is not confidential) , Brandes may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Brandes will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).
- Use Predetermined Voting Policy - Brandes may vote according to its Guidelines or , if
- applicable, the proxy voting policies mandated by the client, so long as the subject matter of the proposal is specifically addressed in the Guidelines or proxy voting policies such that Brandes will not be exercising discretion on the specific proposal raising a conflict of interest.
- Use an Independent Third Party for All Proposals - Subject to any client imposed proxy voting policies, Brandes may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or IRRC (or to have the third party vote such proxies).
- Use an Independent Third Party to Vote the Specific Proposals that Involve a Conflict -
- Subject to any client imposed proxy voting policies, Brandes may use an independent third party (such as ISS or IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

F. SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

Although Brandes has arrangements with ISS and ADP, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

- Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

- To vote shares in some countries, the shares may be "blocked" by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically MAY NOT BE TRADED until the day after the blocking period. Brandes may refrain from voting shares of foreign stocks subject to blocking restrictions where, in Brandes' judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by- case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.

- Often it is difficult to ascertain the date of a shareholder meeting because certain countries, such as France, do not require companies to publish announcements in any official stock exchange publication.

- Time frames between shareholder notification, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.

- Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.

- Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company's share registry.

- Lack of a "proxy voting service" by custodians in certain countries. In countries in which custodians do not offer a "proxy voting service", Brandes will attempt, on a best efforts basis, to lodge votes in such countries.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA plan), Brandes may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

G. REPORTS

An insert to Brandes' Form ADV, Part II and website describes how clients may obtain information from Brandes about how we voted proxies with respect to their securities. If requested, Brandes provides clients with periodic reports on Brandes' proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request. In the case of ERISA plans, the named fiduciary that appointed Brandes is required to monitor periodically Brandes' activities, including our decisions and actions with regard to proxy voting. Accordingly, Brandes provides these named fiduciaries on request with reports to enable them to monitor Brandes' proxy voting decisions and actions, including our adherence (as applicable) to their proxy voting policies.

H. OPERATIONAL PROCEDURES

     1. ROLE OF THE REORGANIZATION DEPARTMENT

Brandes' Reorganization Department is primarily responsible for receiving, processing and voting proxies for securities held in the portfolios of our clients.

Once a client account is established, the Reorganization Department will arrange for the client's custodian to forward proxy materials it receives to Brandes and ISS or ADP. The Reorganization Department is also responsible for providing ISS with a list of client holdings on a regular basis to enable ISS to track meeting dates and notify Brandes of upcoming meetings.

The Reorganization Department logs the receipt of the materials from various sources in a pending file until ISS provides voting recommendations electronically. The Reorganization Department confirms that the correct amount of shares, as of the record date, is generally reflected on the proxy.

It is Brandes' general policy to have proxies voted at least forty-eight (48) hours prior to the deadline. Unfortunately, in some instances, proxy materials are received with less than a week's time before the deadline, and in such cases, Brandes uses reasonable efforts to exercise its vote.

The Reorganization Department also compiles and maintains information, for (each client for which Brandes votes proxies, showing the issuer's name, meeting date and manner in which it voted on each proxy proposal. The Reorganization Department is also responsible for developing compliance procedures with respect to client proxy voting policies.

     2. ROLE OF INVESTMENTS GROUP IN VOTING PROXIES

Once ISS' s recommendations and associated research are received electronically, the recommendations and associated materials are transmitted to the relevant investment research team(s) investment committee(s) for consideration. In determining how to vote a given proxy, Brandes generally adheres to the Guidelines, as revised from time to time by the Corporate Governance Committee except to the extent superseded by client proxy voting policies. Proposals not covered by the Proxy Voting Guidelines and contested situations are to be evaluated on a case-by-case basis by a member of the Corporate Governance Committee or the relevant investment research team(s) or investment

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committee(s). The firm's voting decisions are then communicated by the
Reorganization Department to ISS and/or ADP, a1; the case may be.

     3. ROLE OF THE CORPORATE GOVERNANCE COMMITTEE

Brandes' Corporate Governance Committee is responsible for setting (and reviewing from time to time, but at least annually, and making appropriate changes to) the firm's position on various corporate governance issues, as set forth in the Guidelines. The Corporate Governance Committee shall also provide oversight to the firm's investment research team(s) and/or investment committee(s) from time to time on significant proxy voting proposals or issues. Generally, a member of the Corporate Governance Committee must approve a decision to vote a proxies contrary to the recommendation of ISS.

     4. DISCLOSURES OF PROXY VOTING INTENTIONS

Brandes personnel should not discuss with members of the public how Brandes intends to vote on any particular proxy proposal without the ADVANCE APPROVAL of its General Counsel. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other clients for which Brandes votes proxies. Disclosure of Brandes' proxy voting intentions - especially where done with the purpose or effect of influencing the management or control of a company - could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership and short-swing profit liability provisions of the Securities Exchange Act of 1934.

I. SECURITIES SUBJECT TO LENDING ARRANGEMENTS

For various legal or administrative reasons, Brandes is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Brandes will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Brandes may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients' custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Brandes' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

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BRANDES INVESTMENT PARTNERS, L.P.

PROXY VOTING GUIDELINES

                                     SUMMARY

With the understanding that many of the issues below are dealt with in detail in these Proxy Voting guidelines (the "Guidelines"), Brandes' current policies with respect to a number of more common issues are briefly summarized as follows:

- Brandes typically votes with the recommendations of a company's Board of Directors on routine or non-controversial issues.

- In general, Brandes opposes anti-takeover proposals, unless unusual circumstances dictate otherwise.

- In general, Brandes votes to support the elimination of anti-takeover policies, unless unusual circumstances dictate otherwise.

- Brandes votes on issues relating to social and/or political responsibility on a case-by-case basis, unless directed by a client to vote in a certain manner.

- Proposals not covered by the Guidelines and contested situations will be evaluated on a case-by- case basis by a member of the Corporate Governance Committee or the relevant investment research team(s) or investment committee(s), typically with reference to third-party recommendations and analysis.

EXAMPLES OF PROXY VOTING WITH MANAGEMENT ON NON-CONTROVERSIAL MATTERS

- Election of directors, in the absence of a contest or controversy or sustained poor performance.

- Ratification of selection of independent auditors, in the absence of controversy.

- Fixing number of directors, unless the proposal is of an anti-takeover nature.

-    Stock splits, if not for anti-takeover purposes.

- Change of state of incorporation for specific corporate purposes and not for anti-takeover purposes.

PROXY VOTING GUIDELINES

EXEMPTIONS AND MODIFICATIONS TO THE FOLLOWING GUIDELINES MAY OCCUR WITH RESPECT TO ISSUES ARISING IN CERTAIN COUNTRIES

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THE BOARD OF DIRECTORS

          A.   VOTING ON DIRECTOR AND OFFICER NOMINEES IN UNCONTESTED ELECTIONS

     Votes on director and officer (if given the opportunity to vote on officers) nominees are made on a CASE-BY-CASE basis, examining the following factors:

     -    long-term corporate performance record relative to a market index;
     -    composition of board and key board committees;
     -    nominee's attendance at meetings (past two years);
     -    nominee's investment in the company;
     -    whether a retired CEO sits on the board; and
     -    whether the chairman is also serving as CEO.

     In cases of significant votes and when information is readily available, we also review:

     -    corporate governance provisions and takeover activity;
     -    board decisions regarding executive pay;
     -    director compensation;
     -    number of other board seats held by nominee; and
     -    interlocking directorships.

          B.   CHAIRMAN AND CEO ARE THE SAME PERSON

     We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

          C.   MAJORITY OF INDEPENDENT DIRECTORS

     We vote FOR shareholder proposals that request that the board be comprised of a majority of independent directors.

     We generally vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

          D.   STOCK OWNERSHIP REQUIREMENTS

     We generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

          E.   TERM OF OFFICE

     We generally vote AGAINST shareholder proposals to limit the tenure of outside directors.


          F.   DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION


     Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

     We generally vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

     We generally vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     We generally vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the directors was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director's legal expenses would be covered.

          G.   CHARITABLE CONTRIBUTIONS

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     We generally vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

     II. PROXY CONTESTS

          A.   VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

     Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;
     -    Management's track record;
     -    Background to the proxy contest;
     -    Qualifications of director nominees (both slates);
     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
     -    Stock ownership positions.

          B.   REIMBURSE PROXY SOLICITATION EXPENSES

     Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

     III. AUDITORS

          A.   RATIFYING AUDITORS

     We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

          B.   REAPPOINTING AUDITORS

     We generally support the reappointment of the company's auditor unless:

          - The auditors has a significant professional or personal relationship with the issuer that compromises the firm's independence; or
          - There is reason to believe the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position
          - The auditors which receive a significant amount of compensation for Non-Auditing activities or Consulting activities

     We generally approve auditors fee and financial statements on a CASE-BY-CASE basis.:

     We will approve resolutions related to the allocation of income on a CASE-BY-CASE basis.

     IV. PROXY CONTEST DEFENSES

          A.   BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

     We generally vote AGAINST proposals to classify the board.

     We vote for proposals to repeal classified boards and to elect all directors annually.

          B.   SHAREHOLDER ABILITY TO REMOVE DIRECTORS

     We vote AGAINST proposals that provide that directors may be removed ONLY for cause.

     We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

     We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies

     We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

          C.   CUMULATIVE VOTING

     We vote AGAINST proposals to eliminate cumulative voting.

     We vote FOR proposals to permit cumulative voting.

          D.   SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

     We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings

     We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management

          E.   Shareholder Ability to Act by Written Consent

     We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

     We vote FOR proposals to allow or make easier shareholder action by written consent

          F.   SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD.

     We vote FOR proposals that seek to fix the size of the board

     We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

     V. TENDER OFFER DEFENSES

          A.   POISON PILLS

     We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     We generally vote FOR shareholder proposals to redeem a company's poison pill.

     We generally vote AGAINST management proposals to ratify a poison pill.

     We generally advocate withholding votes from board members who adopt or renew dead-hand poison pills or their variants.

          B.   FAIR PRICE PROVISIONS

     We vote CASE-BY-CASE on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

     We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

          C.   GREENMAIL

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     We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

          D.   PALE GREENMAIL

     We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

          E.   UNEQUAL VOTING RIGHTS

     We vote AGAINST dual class exchange offers.

     We vote AGAINST dual class recapitalizations.

          F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

     We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

     We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

          G.   SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

     We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

     We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

          H.   WHITE SQUIRE PLACEMENTS

     We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

          I.   MANDATORY TAKEOVER BID WAIVERS

     We review on a CASE-BY-CASE basis proposals to waive mandatory takeover bid requirements.

     VI. MISCELLANEOUS GOVERNANCE PROVISIONS

          A.   CONFIDENTIAL VOTING

     We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissident agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     We vote FOR management proposals to adopt confidential voting.

          B.   EQUAL ACCESS

     We vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

          C.   BUNDLED PROPOSALS

     We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

          D. AMENDMENTS TO ARTICLES OF ASSOCIATION, BYLAWS, CONSTITUTION OR CHARTER.

     We vote FOR resolutions that amend articles of association, constitution or charter on a CASE-BY-CASE basis.

          E.   TRANSACT OTHER BUSINESS ISS GENERAL RECOMMENDATION & POLICY

     We vote AGAINST other business when it appears as a voting item.

          F.   SHAREHOLDER ADVISORY COMMITTEES

     We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

          G.   AMENDED QUORUM REQUIREMENTS

     We vote proposals to amend quorum requirements for shareholders meetings on a CASE-BY-CASE basis.

          H.   MAJORITY-SUPPORTED SHAREHOLDER PROPOSALS

     We will consider a recommendation on withholding votes from board members who fail to take action on shareholder proposals supported by a majority of votes cast for two consecutive years or a majority of shares outstanding for one year on a CASE-BY-CASE basis. A vote to withhold votes will be based, in part, on the following principles:

          - Our "withhold" policy applies to incumbent board members and excludes new nominees to the board (i.e., those being nominated for the first time).
          -    A board ignoring two different majority-supported proposals in back-to-back years will face a "withhold" recommendation.
          -    If after two or more years of majority votes the proposal is not resubmitted, our decision to continue withholding votes in subsequent years will be case by case, based on whether or not shareholders are still engaging the company on the issue in some manner, such as a "vote no" campaign.

          I.   SEPARATING CHAIRMAN/CEO

               We will consider resolutions to separate the Chairman and CEO positions on a CASE-BY-CASE basis. Our voting decision on whether to separate the Chairman and CEO positions will take into account whether or not most all of these factors are present:

                    - Designated lead directors, appointed from the ranks of the independent board members with clearly delineated duties
                    -    Majority of independent directors
                    -    All-independent key committees
                    - Committee chairpersons nominated by the independent directors
                    - A committee of outside directors reviews CEO performance annually
                    -    Established governance guidelines

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     VII. CAPITAL STRUCTURE

          A.   COMMON STOCK AUTHORIZATION

     We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

     We vote AGAINST proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

          B.   STOCK DISTRIBUTIONS : SPLITS AND DIVIDENDS

     We vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split

          C.   REVERSE STOCK SPLITS

     We vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

          D.   BLANK CHECK PREFERRED AUTHORIZATION

     We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

     We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, divided and distribution, and other rights.

     We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

          E.   SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

     We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

          F.   ADJUST PAR VALUE OF COMMON STOCK

     We vote FOR management proposals to reduce the par value of common stock.

          G.   PREEMPTIVE RIGHTS

     We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

          H.   DEBT RESTRUCTURINGS

     We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

     - DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     - CHANGE IN CONTROL - Will the transaction result in a change in control of the company?

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

     - BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

     Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

          I.   SHARE REPURCHASE PROGRAMS

     We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     VIII. EXECUTIVE AND DIRECTOR COMPENSATION

     In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

     In evaluating a pay plan, we measure its dilutive effect both on the shareholder wealth and on voting power. We value equity-based compensation along with the case components of pay.

     Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that committee of disinterested persons should administer the plan; insiders should not serve on compensation committees.

     Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

          A.   DIRECTOR FEES/COMPENSATION

     We vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

     We vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

     We vote proposals that bundle compensation for both nonexecutive and executive directors into single resolution on a CASES-BY-CASE basis.

     We vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

          B. OBRA-RELATED COMPENSATION PROPOSALS

-    AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE
     FEATURES

     Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) or OBRA.

     -    AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

     Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     -    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a CASE-BY-CASE basis.

     -    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

     Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA

          C.   SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

     We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.

     We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

          D.   GOLDEN AND TIN PARACHUTES

     We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

     We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

          E.   EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

     We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases where the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

          F.   401(k) EMPLOYEE BENEFIT PLANS

     We vote FOR proposals to implement a 401(k) savings plan for employees.

          G.   U.K. COMPENSATION PLANS

     We vote on compensation plans in the U.K. market on a CASE-BY-CASE basis using a market-specific analysis.

          H.   COMPENSATION POLICY - CANADA

     Vote on compensation plans in the Canadian market on a CASE-BY-BASE basis using a market-specific compensation model.

          I.   REMUNERATION POLICY - UNITED KINGDOM

     Vote FOR proposals to approve remuneration policy if a company passes the ISS U.K. model on compensation plans.

     Vote AGAINST proposals to approve remuneration policy if a company fails the ISS U.K. model on compensation plans.

          J.   GENERAL GLOBAL GUIDELINES

     We generally vote on compensation proposals on a CASE-BY-CASE basis.

     -    DISCLOSURE POLICY FOR COMPENSATION PLANS

     When reviewing compensation plans in markets where information is limited, at the very minimum, we seek to obtain information regarding (1) the total dilution level and (2) exercise price.

     In markets where certain terms are regularly disclosed and a company has not disclosed this information, we generally a vote AGAINST the plan for substandard disclosure.

     -    DILUTION LIMITS

     When reviewing compensation plans, for mature companies, we apply a maximum dilution limit of five percent unless there are other positive performance features in the plan. If challenging performance criteria are included, we consider approving plans at mature companies featuring dilution levels of up to ten percent.

     For growth companies, we maintain a ten percent dilution limit.

     -    DISCOUNTED OPTIONS AND RESTRICTED STOCK

     We oppose discounted options and restricted stock without performance criteria, with the exception of restricted stock in U.S.-style stock option plans, which will be reviewed in a CASE-BY-CASE basis.

     We consider supporting option plans that allow for discounted options if exercise is contingent on the achievement of well-defined and challenging performance criteria.

     -    OPTIONS EXPENSING

     We will generally vote FOR shareholder proposals to expense options. We will not support such a shareholder resolution if the company has already publicly committed to expensing options by a specific date

     - CLARIFICATIONS ON ADMINISTRATION AND PARTICIPATION BY NONEXECUTIVE DIRECTORS (GENERAL GLOBAL POLICY)

     For separate nonexecutive director stock option plans:

               i. Plan dilution at mature companies should not exceed one percent over the life of a five-year plan or not more than
                    0.2 percent in any one year.

               ii.  Plan dilution at growth-oriented companies should not exceed
                    1.6 percent over the life of a five-year plan or not more than 0.3 percent in any one year.

     -   REPRICING DEFINITION

     All of the following will constitute repricings

               i.   Reduction in exercise price of outstanding options.
               ii. Cancellation and regrant of options at lower exercise prices. This will include 6&1 (six-month and one-day) cancellations/regrants and bullet options (a type of 6&1 with accelerated vesting).
               iii. Substitution of restricted stock for underwater options
               iv.  Buyback of underwater options and issuance of new awards.

-    PERFORMANCE-BASED STOCK OPTIONS

     We will examine shareholder proposals advocating the use of performance-based stock options on a CASE-BY-CASE basis. Voting decisions will therefore take into account the following:

               i. Whether the proposal mandates that all awards be performance-based.
               ii. Whether the proposal extends beyond executive awards to those of lower-ranking employees.
               iii. Whether the company's stock-based compensation plans meet
                    ISS's Shareholder Value Transfer criteria and do not violate our repricing guidelines.

     - CLARIFICATION ON ADMINISTRATION AND PARTICIPATION BY NONEXECUTIVE DIRECTORS (CANADA-SPECIFIC POLICY)

     In the Canadian market, if nonexecutive directors are eligible to participate in employee stock option plans, we require one of the following limitations on their participation:

               i.   Fixed annual grants.
               ii. A cap on the aggregate number of shares that can be used for nonexecutive director grants (our guidelines on separate director plans will apply).
               iii. Historical grant patterns to directors generally reflect a formulaic grant policy.
               iv. There is evidence that nonexecutive directors have not been granted options under the plan for the past three years.

     -   PLAN AMENDMENTS

     We generally vote FOR amendments that improve the overall structure of given compensation plan, even if the underlying plan does not necessarily meet our guidelines.

     -    USING REPURCHASED SHARES IN SHARE COMPENSATION PLANS

     If a plan includes a specified limit on the total number of shares that could be issued under the plan and repurchased shares would count toward that limit, we generally support the plan as long as it meets all other guidelines.

     If repurchased shares would not count toward the plan's limit on newly issued shares, but would operate as an additional pool of shares, then we look for an additional restriction, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

     -    EMPLOYEE SHARE PURCHASE PLANS (ESPPS)

     For those markets that reserve a separate pool of shares for ESPPs, we exclude such shares from our dilution calculations for stock option plans. However, our policy provides that no more than five percent of a company's shares at the time of the request may be reserved for ESPPs at any given time, with such five percent being over and above the ten percent reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, we may consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.

     For those markets that reserve a common pool of shares for ESPPs and stock option plans, our policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

     We support discounts of up to 20 percent for ESPPs.

     For ESPPs in IRELAND, we consider a maximum discount of 25 percent.

     IX. STATE OF INCORPORATION

          A.   VOTING ON STATE TAKEOVER STATUTES

     We review on CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

          B.   VOTING ON REINCORPORATION PROPOSALS

     Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

     X. MERGERS AND CORPORATE RESTRUCTURINGS

          A.   MERGERS AND ACQUISITIONS

     Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

     -    Anticipated financial and operating benefits;
     -    Offer price (cost vs. premium);
     -    Prospects of the combined companies;
     -    How the deal was negotiated; and
     - Changes in corporate governance and their impact on shareholder rights.

          B.   CORPORATE RESTRUCTURING

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

          C.   SPIN-OFFS

     Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and requlatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

          D.   ASSET SALES

     Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

          E.   LIQUIDATIONS

     Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

          F.   APPRAISAL RIGHTS

     We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

          G.   CHANGING CORPORATE NAME

     We vote FOR changing the corporate name on a case-by-case basis.

     XI.  MUTUAL FUND PROXIES

          A.   ELECTION OF TRUSTEES

     We vote on trustee nominees on a CASE-BY-CASE basis.

          B.   INVESTMENT ADVISORY AGREEMENT

     We vote on investment advisory agreements on a CASE-BY-CASE basis.

          C.   FUNDAMENTAL INVESTMENT RESTRICTIONS

     We vote on amendments to a fund's fundamental investment restriction on a CASE-BY-CASE basis.

          D.   DISTRIBUTION AGREEMENTS

     We vote on distribution agreements on a CASE-BY-CASE basis.

     XII. SOCIAL AND ENVIRONMENTAL ISSUES

     We will vote on shareholder social and environmental proposals on a CASE-BY-CASE basis. In considering such proposals, we will take into account the Ceres, MacBride and Burma Principles, when applicable.

     In most cases, we vote FOR disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

     XII. ESCROW ACCOUNTS - CANADA

     We vote FOR proposals to amend terms on escrow accounts from time-based to performance-based.

     We vote AGAINST proposals to amend terms on escrow accounts from performance-based to time-based.

     We vote on other amendments on a CASE-BY-CASE basis.

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                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

                       Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

     Andrew Mark, Director of Operations

     and Technology Administration

     C/o Turner Investment Partners, Inc.
     1205 Westlakes Drive, Suite 100
     Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted:  This 1st day of July, 2003

                    FRONTIER CAPITAL MANAGEMENT COMPANY, LLC

                      PROXY VOTING STATEMENT AND GUIDELINES


Introduction
                   As an investment adviser and fiduciary of client assets, Frontier Capital Management Company, LLC ( "Frontier") utilizes proxy voting policies and procedures intended to pursue its clients' best interest by protecting the value of clients' investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients' assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Arrangements with
Outside Firms
                   Frontier has contracted with Glass, Lewis & Co. ("Glass Lewis") to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with ADP Financial Services, Inc. ("ADP") to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. Glass Lewis has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor's interpretations thereof. Summaries of the Glass Lewis guidelines are attached as Exhibit A to these Policies and Procedures.

                   There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier's action in these cases is described in the Conflicts of Interest section of these Policies and Procedures.

Proxy
Voting Committee
                   Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve Glass Lewis's proxy voting policies as Frontier's own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier's clients. Any changes to the Glass Lewis voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.

Account
                   ACCOUNT SET-UP
                   Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

                   ACCOUNT UPDATE
                   On at least a monthly basis, ADP will provide Frontier with a list of Frontier clients for which ADP is voting. This is designed to ensure that ADP is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its and ADP's records.

Conflicts of
Interest
                   As noted, Frontier has an agreement with Glass, Lewis and has adopted the Glass, Lewis proxy voting guidelines. The adoption of the ISS proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

                   Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override Glass Lewis, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods:
                   (a) we will follow the recommendations of Glass Lewis; or
                   (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion. Frontier's General Counsel must approve any decision made on such a vote prior to the vote being cast.

Oversight
                   GLASS LEWIS

                   On a periodic basis, Frontier will verify with Glass Lewis that it made voting recommendations according to its pre-determined policies and provided Frontier with any changes in its pre-determined policies.

                   ADP
                   On a periodic basis, Frontier will verify with ADP that it has voted proxies for accounts for which Frontier delegated voting to ADP.

                   CUSTODIAN
                   On a periodic basis, Frontier will confirm that client custodians are timely alerting ADP when accounts are set up at the custodian for ADP to begin voting Frontier's clients' securities and that they are forwarding all proxy materials pertaining to the client's portfolios to ADP for execution.

                   VOTES CAST OTHER THAN ACCORDING TO GLASS LEWIS'S PRE-DETERMINED POLICIES
                   Frontier's General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to Glass Lewis's pre-determined policies are accurate and complete.

Client Disclosure
                   Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Cindy Cerqueira at (617) 261-0777 or at ccerqueira@frontiercap.com.

                   ADP will provide to Frontier, to enable Frontier to maintain and report upon a client's request, the following information for each proxy vote:


                   1.   The name of the issuer of the portfolio security

                   2.   The ticker symbol of the security

                   3.   The CUSIP of the portfolio security

                   4.   The shareholder meeting date

                   5.   A description of the matter voted on

                   6. Whether the matter was proposed by the issuer or by a security holder

                   7.   Whether the account voted on the matter

                   8. How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

                   9. Whether the vote that was cast was for or against management's recommendation.


Recordkeeping
                   Frontier will maintain in an easily accessible place for a period of five years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier's behalf by ADP as specifically noted below):


                   1. Frontier's proxy voting policies and procedures and Glass Lewis's proxy voting guidelines.

                   2. Proxy statements received regarding client securities. Frontier will satisfy this requirement by relying on ADP, on Frontier's behalf, to retain a copy of each proxy statement.

                   3. Records of votes cast on behalf of its clients. Frontier will satisfy this requirement by relying on ADP to retain, on Frontier's behalf, a record of the vote cast.

                   4. A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

                   5. A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

Effective Date:  August 2003, amended February 2006

                IRIDIAN ASSET MANAGEMENT LLC
                SUMMARY PROXY VOTING POLICIES

Iridian Asset Management LLC ("Iridian") will vote proxies in all cases where it exercises voting authority over client securities. Iridian will vote proxies in a manner which it believes is in the best interests of clients and which will maximize shareholder value. The summary of Iridian's proxy voting guidelines which follows seeks to set forth the general manner in which Iridian is likely to vote and should only be viewed as a guide. No set of guidelines can capture the entire universe of proxy issues which arise. Ultimately, all voting decisions are conducted on a case-by-case basis as each company's unique set of circumstances distinguishes it from all others.

SUMMARY OF VOTING GUIDELINES

Auditors

Iridian generally will vote FOR proposals to ratify auditors provided there are no conflicts of interest and there is a belief that the opinion will be fair.

Board of Directors

Electing directors is the most important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

Iridian will generally vote FOR directors in an uncontested election after determining that any such director does not possess any attributes that Iridian believes may not be in the best interest of shareholders. Generally, Iridian's guidelines provide for supporting proposals for declassified boards, cumulative voting, fixed board size, term limits, director stock ownership, board and committee independence, elimination of term limits and board inclusiveness.

Shareholder Rights

Shareholders should be provided with and maintain the ability to exercise their rights as owners of public companies. Based upon this premise, Iridian will generally vote FOR proposals which provide for confidential voting, the right to call special meetings as well as the ability to act by written consent.

Proxy Contests

Proxy contests play a valuable role in removing entrenched directors and creating a means for corporate change. Iridian will evaluate proxy contests pertaining to director nominees and strategic initiatives in contested elections on a CASE-BY-CASE basis.

Proposals to reimburse solicitation expenses will generally be voted FOR in those situations where Iridian supports the dissidents.

Anti-Takeover Measures

Iridian's strategy is to focus on identifying corporations in the process of change and views negatively those corporate policies that it believes may delay or otherwise encumber this process by preventing a takeover or entrenching current management.

Iridian generally will vote FOR proposals that will potentially ease the ability of a company to be acquired by a suitor and generally will vote FOR proposals eliminating supermajority vote requirements, proposals to redeem shareholder rights plans, the rescission of fair price provisions and the adoption of anti-greenmail charters.

Iridian generally will vote AGAINST dual-class exchange offers, dual class recapitalizations and proposals to approve dual class structures.

Capital Structure

The administration of a company's capital structure revolves around a variety of issues including the types of securities issued, dividend policy, taxes, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Generally, these decisions are best left to the board and senior management of the firm. Nonetheless, proposals surrounding capital structure must be scrutinized to ensure that some form of antitakeover mechanism is not involved.

Iridian generally will vote FOR proposals to reduce the par value of stock, increase the number of authorized shares, restore preemptive rights, stock splits, reverse stock splits, stock repurchase programs and the creation of preferred stock that cannot be used as a takeover defense.

Iridian generally will vote AGAINST proposals authorizing the creation or increase in "blank check" preferred stock and the elimination of shareholder preemptive rights. Iridian generally will evaluate on a CASE-BY-CASE basis proposals for the reduction or elimination in authorized shares of either common or preferred stock and the creation of tracking stocks.

Mergers and Corporate Restructurings

Iridian generally will evaluate mergers, acquisitions and other corporate restructurings on a CASE-BY-CASE basis taking into consideration such factors as purchase price, financial and strategic benefits, conflicts and changes in governance structure. Ultimately decisions are based on whether a transaction is likely to result in the maximization of shareholder value.

Executive and Director Compensation

Iridian believes that executive and director compensation should be fair and ultimately linked to the performance of the company. The forms of compensation are too varied and numerous to allow Iridian to evaluate them on anything but a CASE-BY-CASE basis to determine if they are fair and will likely result in long term shareholder benefits.

Notwithstanding the foregoing, Iridian generally will vote FOR proposals which eliminate golden and tin parachutes, implement ESOP's and 401(k) plans, terminate retirement plans for non-employee directors, require director's fees only be paid in stock, require that severance agreements and executive compensation be submitted for shareholder vote and require the company to disclose all executive/consultant compensation.

Iridian generally will vote AGAINST proposals capping compensation, approving retirement benefits for non-executive directors, repricing underwater stock options and the expensing of stock options.

State of Incorporation

Iridian will evaluate on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes. As with Iridian's view with regard to anti-takeover measures, takeover statutes, which may only serve to entrench current management, will not be viewed favorably. Iridian generally will evaluate on a CASE-BY-CASE basis proposals that a company reincorporate in another state.

Social Responsibility

Iridian will evaluate proposals concerning social and environmental issues on a CASE-BY-CASE basis and cast a vote in a manner which it believes will be in the best interests of shareholders and will ultimately maximize shareholder value.

Miscellaneous

Iridian generally will vote FOR management proposals to change the corporate name, date/time/location of a corporate meeting or bylaw amendments of a housekeeping nature.

Iridian generally will vote AGAINST proposals for management to adjourn meetings or approve "other business" and shareholder proposals to change the date/time/location of a corporate meeting.

MATERIAL CONFLICTS AND ABSTENTION

Should a material conflict arise between Iridian and a client with regard to the voting of proxies, Iridian will remove itself from the proxy voting decision-making process and will rely solely on the independent recommendation of Institutional Shareholder Services ("ISS") as to how the proxy should be voted. ISS is an independent firm retained by Iridian that analyzes proxies and provides research and objective vote recommendations.

Generally, Iridian will not abstain from the voting of client proxies unless it determines that the abstention itself is in the best interests of the client such as where the costs of voting outweigh the benefits to the client.

INTERNAL CONTROLS

Iridian has implemented review procedures and controls to help ensure that proxies are voted in an appropriate and timely manner and that appropriate records are retained.

ADDITIONAL INFORMATION

If you would like a complete description of Iridian's proxy voting policies and procedures or how Iridian voted proxies with regard to securities in your portfolio, please contact:

                          Iridian Asset Management LLC
                      Attn: Portfolio Administration Dept.
                               276 Post Road West
                             Westport, CT 06880-4704
                                proxy@iridian.com

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS.

(a) Articles of Incorporation of M Fund, Inc.(1)


(b) By-Laws of M Fund, Inc. filed herein as Exhibit (b).


(c) Not applicable.


(d1) Investment Advisory Agreement between M Fund, Inc. and M Financial Investment Advisers, Inc.(5)

(d2) Investment Sub-Advisory Agreement between M Financial Investment Advisers, Inc. and Brandes Investment Partners LP.(4)

(d3) Investment Sub-Advisory Agreement between M Financial Investment Advisers, Inc. and Turner Investment Partners, Inc.(3)

(d4) Investment Sub-Advisory Agreement between M Financial Investment Advisers, Inc. and Frontier Capital Management Company, LLC. (4)

(d5) Investment Sub-Advisory Agreement between M Financial Investment Advisers, Inc. and Iridian Asset Management, LLC. (5)

(e) Amended Principal Underwriting Agreement between M Fund, Inc. and M Holdings Securities, Inc. (5)


(f) Not applicable.


(g1) Custodian Agreement between M Fund, Inc. and Investors Bank & Trust Company. (2)

(g2) Letter Agreement adding Business Opportunity Value Fund to Custodian Agreement between M Fund, Inc. and Investors Bank & Trust Company filed herein as Exhibit (g2).

(g3) Amendment to Custody Agreement effective March 28, 2003 between M Fund, Inc. and Investors Bank & Trust Company. (6)

(h1) Transfer Agency and Service Agreement between M Fund, Inc. and Investors Bank & Trust Company.(2)

(h2) Administration Agreement between M Fund, Inc. and Investors Bank & Trust Company.(2)

(h3) Letter Agreement adding Business Opportunity Value Fund to Transfer Agency and Administration Agreements between M Fund, Inc. and Investors Bank & Trust Company filed herein as Exhibit (h3).

(h4) Amendment to Administration Agreement dated as of December 1, 2003 between M Fund, Inc. and Investors Bank & Trust Company. (6)

(h5) Expense Limitation Agreement dated as of January 24, 2006 between M Fund, Inc. and M Financial Investment Advisers, Inc. filed herein as Exhibit (h5).

(i1) Opinion and consent of counsel as to the Legality of the Securities Being Issued.(2)

(i2) Consent of Sutherland, Asbill & Brennan LLP.(3)

(j) Consent of PricewaterhouseCoopers LLP filed herein as Exhibit (j).


(k) Not applicable.

(l) Not applicable.

(m) Not applicable.

(n) Not applicable.


(p1) Code of Ethics of M Fund, Inc.(4)

(p2) Code of Ethics of M Financial Investment Advisers, Inc.(4)

(p3) Amended Code of Ethics of M Financial Investment Advisers, Inc.(7)

(p4) Code of Ethics of M Holdings Securities, Inc.(4)

(p5) Code of Ethics of Brandes Investment Partners, LP (4)

(p6) Code of Ethics of Turner Investment Partners, Inc.(4)

(p7) Code of Ethics of Frontier Capital Management Company LLC.(4)

(p8) Amended Code of Ethics of Frontier Capital Management Company LLC.(5)

(p9) Code of Ethics of Iridian Asset Management, LLC.(5)


----------

(1) Incorporated herein by reference to Registrant's initial registration statement filed with the SEC on August 7, 1995.

(2) Incorporated herein by reference to the Pre-Effective Amendment No. 1 to Registrant's initial registration statement filed with the SEC on December 21, 1995.

(3) Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's initial registration statement filed with the SEC on February 27, 1998.

(4) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's initial registration statement filed with the SEC on February 29, 2000.

(5) Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant's initial registration statement filed with the SEC on October 17, 2001.

(6) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's initial registration statement filed with the SEC on April 30, 2004.

(7) Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's initial registration statement filed with the SEC on March 1, 2005.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH M FUND, INC.


     M Fund, Inc. does not concede that it is controlled by its investment adviser. Nevertheless, in the event of such control, the following would be under common control.

     M Financial Investment Advisers, Inc. (the "Adviser"), and M Life Insurance Company, each a Colorado corporation, and M Holding Securities, Inc., an Oregon Corporation, are controlled by M Financial Holdings Incorporated, doing business as "M Financial Group". See "MANAGEMENT - Investment Adviser" in Part A.


As of the close of business on March 31, 2006 the following are owners of 25% or more of the value of the outstanding shares of the M Fund.



                                 BRANDES                                                             BUSINESS
                          INTERNATIONAL EQUITY     TURNER CORE GROWTH      FRONTIER CAPITAL      OPPORTUNITY VALUE
                                  FUND                    FUND             APPRECIATION FUND            FUND
--------------------------------------------------------------------------------------------------------------------
John Hancock Variable
Life Insurance Co.               42.74%                  40.95%                 51.17%                 35.56%

Pacific Life Insurance Co.       47.75%                  30.69%                 39.84%                 45.12%


ITEM 25. INDEMNIFICATION.

Article X, "Indemnification", of the Articles of Incorporation of M Fund, Inc. provides as follows:

          The Corporation shall indemnify its officers and directors to the fullest extent permitted by law.

     Article VIII, "Indemnification", of the By-Laws of M Fund, Inc. provides as follows:

            Section 1. Every person who is or was a director, officer or employee of the Corporation or of any other corporation which he or she served at the request of the Corporation and in which the Corporation owns or owned shares of capital stock or of which it is or was a creditor shall have a right to be indemnified by the Corporation to the full extent permitted by applicable law, against all liability, judgments, fines, penalties, settlements and reasonable expenses incurred by him in connection with or resulting from any threatened or actual claim, action, suit or proceeding, whether criminal, civil, or administrative, in which he or she may become involved as a party or otherwise by reason of being or having been a director, officer or employee, except as provided in Article VIII, Sections 2 and 3 of these By-laws.

            Section 2. DISABLING CONDUCT. No such director, officer or employee shall be indemnified for any liabilities or expenses arising by reason of "disabling conduct", whether or not there is an adjudication of liability. "Disabling conduct" means willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office.

            Whether any such liability arose out of disabling conduct shall be determined: (a) by a final decision on the merits (including, but not limited to, a dismissal for insufficient evidence of any disabling conduct) by a court or other body, before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not eligible for indemnity because the liability arose by reason of disabling conduct; or (b) in the absence of such a decision, by a reasonable determination, based upon a review of the facts, that such person was not eligible for indemnity because the liability arose by reason of disabling conduct, (i) by the vote of a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the action, suit, or proceeding in question ("disinterested, non-party directors"), or (ii) by independent legal counsel in a written opinion if a quorum of disinterested, non-party directors so directs or if such quorum is not obtainable, or (iii) by majority vote of the stockholders of the Corporation, or (iv) by any other reasonable and fair means not inconsistent with any of the above.

            The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that any liability or expense arose by reason of disabling conduct.

            Section 3. DIRECTORS' STANDARDS OF CONDUCT. No person who is or was a director shall be indemnified under this Article VIII for any liabilities or expenses incurred by reason of service in that capacity if an act or omission of the director was material to the matter giving rise to the threatened or actual claim, action, suit or proceeding; and such act or omission constituted disabling conduct.

            Section 4. EXPENSES PRIOR TO DETERMINATION. Any liabilities or expenses of the type described in Article VIII, Section 1 may be paid by the Corporation in advance of the final disposition of the claim, action, suit or proceeding, as authorized by the directors in the specific case,
     (a) upon receipt of a written affirmation by the indemnitee of his or her good faith belief that his or her conduct met the standard of conduct necessary for indemnification as authorized by this Article VIII, Section 2; (b) upon receipt of a written undertaking by or on behalf of the indemnitee to repay the advance, unless it shall be ultimately determined that such person is entitled to indemnification; and (c) provided that (i) the indemnitee shall provide security for that undertaking, or (ii) the Corporation shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of disinterested, non-party directors, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe the indemnitee ultimately will be found entitled to indemnification.

            A determination pursuant to subparagraph (c) (iii) of this Article VIII, Section 40 shall not prevent the recovery from any indemnitee of any amount advanced to such person as indemnification if such person is subsequently determined not to be entitled to indemnification; nor shall a determination pursuant to said subparagraph prevent the payment of indemnification if such person is subsequently found to be entitled to indemnification.

            Section 5. PROVISIONS NOT EXCLUSIVE. The indemnification provided by this Article VIII shall not be deemed exclusive of any rights to which those seeking indemnification may be entitled under any law, agreement, vote of stockholders, or otherwise.

            Section 6. GENERAL. No indemnification provided by this Article shall be inconsistent with the 1940 Act or the Securities Act of 1933.

     Any indemnification provided by this Article shall continue as to a person who has ceased to be a director, officer, or employee, and shall inure to the benefit of the heirs, executors and administrators of such person. In addition, no amendment, modification or repeal of this Article shall adversely affect any right or protection of an indemnitee that exists at the time of such amendment, modification or repeal.

                          *             *             *

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Directors, officers and controlling persons of M Fund, Inc. pursuant to the foregoing provisions, or otherwise, M Fund, Inc. has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by M Fund, Inc. of expenses incurred or paid by a Director, officer or controlling person of M Fund, Inc. in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, M Fund, Inc. will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Any other business, profession, vocation or employment of a substantial nature in which each investment adviser of M Fund, Inc. and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser's Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.

              INVESTMENT ADVISER                                FILE NO.
              ------------------                                --------
              M Financial Investment Advisers, Inc.             801-50553
              Brandes Investment Partners, LP                   801-24896
              Turner Investment Partners, Inc.                  801-36220
              Frontier Capital Management Company, LLC          801-15724
              Iridian Asset Management, LLC                     801-50661

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a) M Holdings Securities, Inc. acts as the distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. The principal executive offices of the Distributor are located at 1125 NW Couch Street, Suite 900, Portland, OR 97209. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers ("NASD").

(b) Set forth below are the names, principal business addresses and positions of each director and officer of M Holdings Securities, Inc. Unless otherwise noted, the principal business address of these individuals is 1125 NW Couch Street, Suite 900, Portland, OR 97209. Unless otherwise specified, none of the officers and directors of M Holdings Securities, Inc. serve as officers and directors of the Funds.


                         POSITIONS AND OFFICES WITH                POSITIONS AND OFFICES
NAME                     M HOLDINGS SECURITIES, INC.               WITH M FUND, INC.
----                     ---------------------------               -----------------
Heidi Donahe             President                                 None
Randall O'Connor         Director and Chief Executive Officer      None
Gerald Graves            Director                                  President
James Hilliker           Vice President                            None
Laura Miller             Vice President                            None
David Schutt             Treasurer and Secretary                   Treasurer and Secretary
Stephen Youhn            Chief Compliance Officer                  None


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder by M Fund, Inc. will be maintained by the following offices of M Fund, Inc. or Investors Bank & Trust Company:

M Fund, Inc.                            Investors Bank & Trust Company
M Financial Plaza                       ATTN: Mutual Fund Administration
1125 NW Couch Street, Suite 900         200 Clarendon Street
Portland, Oregon 97209                  Boston, Massachusetts 02116

ITEM 29. MANAGEMENT SERVICES.

Not applicable.

ITEM 30. UNDERTAKINGS.

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to its Registration Statement (the "Registration Statement") to be signed on its behalf by the undersigned, duly authorized, in the City of Portland, and State of Oregon on the 27th day of April, 2006.


                                         M FUND, INC.


                                         By: /s/ Gerald J. Graves
                                             --------------------
                                         Gerald J. Graves,

                                         President (Principal Executive Officer)


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 2006.



SIGNATURE                           TITLE
---------                           -----
/s/ Gerald J. Graves                President
--------------------                (Principal Executive Officer)
Gerald J. Graves

/s/ David W. Schutt                 Secretary and Treasurer
-------------------                 (Principal Financial and Accounting Officer)
David W. Schutt

Peter W. Mullin*
---------------
Peter W. Mullin                     Director

Philip Halpern*
--------------
Philip Halpern                      Director

Neil Goldschmidt*
----------------
Neil Goldschmidt                    Director

Gerald Bidwell*
--------------
Gerald Bidwell                      Director

W. DANA NORTHCUT*                   Director
-----------------
W. Dana Northcut



*Executed by      /s/ David W. Schutt
                  -------------------
                  David W. Schutt

                  on behalf of those indicated pursuant
                  to Powers of Attorney.

                                  EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION
-----------              -----------
   (b)                   By-Laws of M Fund, Inc.

   (g2) Letter Agreement adding Business Opportunity Value Fund to Custodian Agreement between M Fund, Inc. and
                         Investors Bank & Trust Company

   (h3) Letter Agreement adding Business Opportunity Value Fund to Transfer Agency and Administration Agreements between M Fund, Inc. and Investors Bank & Trust Company

   (h5)                  Expense Limitation Agreement dated as of January 24,
                         2006 between M Fund, Inc. and M Financial Investment
                         Advisers, Inc.

   (j)                   Consent of PricewaterhouseCoopers LLP